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                                                                    EXHIBIT 10.3

                               1996 STOCK PLAN OF

                                  AEROGEN, INC.

                         AS ADOPTED ON OCTOBER 21, 1996

AMENDED ON JANUARY 23, 1998, DECEMBER 8, 1999, MARCH 10, 2000 AND JULY 21, 2000


SECTION 1.    ESTABLISHMENT AND PURPOSE.

         The Plan was established in 1996 to offer selected employees, Directors, advisers and Consultants an opportunity to acquire a proprietary interest in the success of the Company, or to increase such interest, by purchasing Shares of the Company's Common Stock. The Plan was adopted by the Board of Directors on October 21, 1996 and requires approval by the Company's shareholders within twelve months of its adoption. The Plan provides both for the direct award or sale of Shares and for the grant of Options to purchase Shares. Options granted under the Plan may include Nonstatutory Options as well as IS0s intended to qualify under section 422A of the Code.

SECTION 2.    DEFINITIONS.

                  (a) "BOARD OF DIRECTORS" shall mean the Board of Directors of the Company, as constituted from time to time.

                  (b) "CODE" shall mean the Internal Revenue Code of 1986, as amended.

                  (c) "COMMITTEE" shall mean a committee of the Board of Directors, as described in Section 3(a).

                  (d) "COMPANY" shall mean AeroGen, Inc., a Delaware corporation.

                  (e)      "CONSULTANT" means any person, including an advisor,
(i) engaged by the Company or an Affiliate to render consulting or advisory services and who is compensated for such services or (ii) who is a member of the Board of Directors of an Affiliate. However, the term "Consultant" shall not include either Directors who are not compensated by the Company for their services as Directors or Directors who are merely paid a director's fee by the Company for their services as Directors.

                  (f) "DIRECTOR" means a member of the Board of Directors of the Company.

                  (g) "EMPLOYEE" shall mean (i) any individual who is a common-law employee of the Company or of a Subsidiary, (ii) a member of the Board of Directors and (iii) an independent contractor who performs services for the Company or a Subsidiary. Service as a


                                       1.
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member of the Board of Directors or as an independent contractor shall be considered employment for all purposes of the Plan except the second sentence of
Section 4(a).

                  (h) "EXERCISE PRICE" shall mean the amount for which one Share may be purchased upon exercise of an Option, as specified by the Committee in the applicable Stock Option Agreement.

                  (i) "FAIR MARKET VALUE" shall mean the fair market value of a Share, as determined by the Committee in good faith. Such determination shall be conclusive and binding on all persons.

                  (j) "ISO" shall mean an employee incentive stock option described in section 422A(b) of the Code.

                  (k) "LISTING DATE" means the first date upon which any security of the Company is listed (or approved for listing) upon notice of issuance on any securities exchange or designated (or approved for designation) upon notice of issuance as a national market security on an interdealer quotation system if such securities exchange or interdealer quotation system has been certified in accordance with the provisions of Section 25100(o) of the California Corporate Securities Law of 1968.

                  (l) "NONSTATUTORY OPTION" shall mean an employee stock option not described in section 422(b), 422A(b), 423(b) or 424(b) of the Code.

                  (m) "OFFEREE" shall mean an individual to whom the Committee has offered the right to acquire Shares under the Plan (other than upon exercise of an Option).

                  (n) "OFFICER" means (i) before the Listing Date, any person designated by the Company as an officer and (ii) on and after the Listing Date, a person who is an officer of the Company within the meaning of Section 16 of the Exchange Act and the rules and regulations promulgated thereunder.

                  (o) "OPTION" shall mean an ISO or Nonstatutory Option granted under the Plan and entitling the holder to purchase Shares.

                  (p) "OPTIONEE" shall mean an individual who holds an Option.

                  (q)      "PLAN" shall mean this 1996 Stock Plan of AeroGen,
Inc.

                  (r) "PURCHASE PRICE" shall mean the consideration for which one Share may be acquired under the Plan (other than upon exercise of an Option), as specified by the Committee.

                  (s)      "SERVICE" shall mean service as an Employee.

                  (t) "SHARE" shall mean one share of Stock, as adjusted in accordance with Section 9 (if applicable).


                                       2.
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                  (u)      "STOCK" shall mean the Common Stock of the Company.

                  (v) "STOCK OPTION AGREEMENT" shall mean the agreement between the Company and an Optionee which contains the terms, conditions and restrictions pertaining to such Optionee's Option.

                  (w) "STOCK PURCHASE AGREEMENT" shall mean the agreement between the Company and an Offeree who acquires Shares under the Plan which contains the terms, conditions and restrictions pertaining to the acquisition of such Shares.

                  (x) "SUBSIDIARY" shall mean any corporation, if the Company and/or one or more other Subsidiaries own not less than 50 percent of the total combined voting power of all classes of outstanding stock of such corporation. A corporation that attains the status of a Subsidiary on a date after the adoption of the Plan shall be considered a Subsidiary commencing as of such date.

                  (y) "TOTAL AND PERMANENT DISABILITY" shall mean that the Optionee is unable to engage in any substantial gainful activity by reason of any medically determinable physical or mental impairment which can be expected to result in death or which has lasted, or can be expected to last, for a continuous period of not less than one year.

SECTION 3. ADMINISTRATION.

                  (a) COMMITTEE MEMBERSHIP. The Plan shall be administered by the Committee, which shall consist of members of the Board of Directors. The members of the Committee shall be appointed by the Board of Directors. If no Committee has been appointed, the entire Board of Directors shall constitute the Committee.

                  (b) COMMITTEE PROCEDURES. The Board of Directors shall designate one of the members of the Committee as chairman. The Committee may hold meetings at such times and places as it shall determine. The acts of a majority of the Committee members present at meetings at which a quorum exists, or acts reduced to or approved in writing by all Committee members, shall be valid acts of the Committee.

                  (c) COMMITTEE RESPONSIBILITIES. Subject to the provisions of the Plan, the Committee shall have full authority and discretion to take the following actions:

                           (i)      To interpret the Plan and to apply its
provisions;

                           (ii)     To adopt, amend or rescind rules, procedures
and forms relating to the Plan;

                           (iii)    To authorize any person to execute, on
behalf of the Company, any instrument required to carry out the purposes of the Plan;


                                       3.

                           (iv)     To determine when Shares are to be awarded
or offered for sale and when Options are to be granted under the Plan;

                           (v)      To select the Offerees and Optionees;

                           (vi)     To determine the number of Shares to be
offered to each Offeree or to be made subject to each Option;

                           (vii)    To prescribe the terms and conditions of
each award or sale of Shares, including (without limitation) the Purchase Price, and to specify the provisions of the Stock Purchase Agreement relating to such award or sale;

                           (viii)   To prescribe the terms and conditions of
each Option, including (without limitation) the Exercise Price, to determine whether such Option is to be classified as an ISO or as a Nonstatutory Option, and to specify the provisions of the Stock Option Agreement relating to such Option;

                           (ix)     To amend any outstanding Stock Purchase
Agreement or Stock Option Agreement, subject to applicable legal restrictions and to the consent of the Offeree or Optionee who entered into such agreement;

                           (x)      To prescribe the consideration for the grant
of each Option or other right under the Plan and to determine the sufficiency of such consideration; and

                           (xi)     To take any other actions deemed necessary
or advisable for the administration of the Plan. All decisions, interpretations and other actions of the Committee shall be final and binding on all Offerees, all Optionees, and all persons deriving their rights from an Offeree or Optionee. No member of the Committee shall be liable for any action that he has taken or has failed to take in good faith with respect to the Plan, any Option, or any right to acquire Shares under the Plan.

                  (d) FINANCIAL REPORTS. Not less often than annually, the Company shall furnish to Optionees and Offerees reports of its financial condition, unless such Optionees and Offerees have access to equivalent information through their employment. Such reports need not be audited.

SECTION 4. ELIGIBILITY.

                  (a) GENERAL RULE. Only Employees shall be eligible for designation as Optionees or Offerees by the Committee. In addition, only individuals who are employed as common-law employees by the Company or a Subsidiary shall be eligible for the grant of ISOs.

                  (b) TEN-PERCENT SHAREHOLDERS. An Employee who owns more than 10 percent of the total combined voting power of all classes of outstanding stock of the Company or any of its Subsidiaries shall not be eligible for designation as an Optionee or Offeree unless (i) the Exercise Price or Purchase Price (if any) is at least 110 percent of the Fair Market Value of a


                                       4.

Share on the date of grant and (ii) in the case of an ISO, such ISO by its terms is not exercisable after the expiration of five years from the date of grant.

                  (c) ATTRIBUTION RULES. For purposes of Subsection (b) above, in determining stock ownership, an Employee shall be deemed to own the stock owned, directly or indirectly, by or for such Employee's brothers, sisters, spouse, ancestors and lineal descendants. Stock owned, directly or indirectly, by or for a corporation, partnership, estate or trust shall be deemed to be owned proportionately by or for its shareholders, partners or beneficiaries. Stock with respect to which such Employee holds an option shall not be counted.

                  (d) OUTSTANDING STOCK. For purposes of Subsection (b) above, "outstanding stock" shall include all stock actually issued and outstanding immediately after the grant. "Outstanding stock" shall not include shares authorized for issuance under outstanding options held by the Employee or by any other person.

SECTION 5. STOCK SUBJECT TO PLAN.

                  (a) BASIC LIMITATION. Shares offered under the Plan shall be authorized but unissued Shares or treasury Shares. The aggregate number of Shares which may be issued under the Plan (upon exercise of Options or other rights to acquire Shares) shall not exceed seven million eight hundred thousand (7,800,000) Shares, subject to adjustment pursuant to
Section 9. The number of Shares which are subject to Options or other rights outstanding at any time under the Plan shall not exceed the number of Shares which then remain available for issuance under the Plan. The Company, during the term of the Plan, shall at all times reserve and keep available sufficient Shares to satisfy the requirements of the Plan.

                  (b) ADDITIONAL SHARES. In the event that any outstanding Option or other right for any reason expires or is canceled or otherwise terminated, the Shares allocable to the unexercised portion of such Option or other right shall again be available for the purposes of the Plan. In the event that Shares issued under the Plan are reacquired by the Company pursuant to a forfeiture provision, a right of repurchase or a right of first offer, such Shares shall again be available for the purposes of the Plan.

SECTION 6. TERMS AND CONDITIONS OF AWARDS OR SALES.

                  (a) STOCK PURCHASE AGREEMENT. Each award or sale of Shares under the Plan (other than upon exercise of an Option) shall be evidenced by a Stock Purchase Agreement between the Offeree and the Company. Such award or sale shall be subject to all applicable terms and conditions of the Plan and may be subject to any other terms and conditions which are not inconsistent, with the Plan and which the Committee deems appropriate for inclusion in a Stock Purchase Agreement. The provisions of the various Stock Purchase Agreements entered into under the Plan need not be identical.

                  (b) DURATION OF OFFERS AND NONTRANSFERABILITY OF RIGHTS. Any right to acquire Shares under the Plan (other than an Option) shall automatically expire if not exercised by the Offeree within 30 days after the grant of such right was communicated to him by the


                                       5.

Committee. Such right shall not be transferable and shall be exercisable only by the Offeree to whom such right was granted.

                  (c) PURCHASE PRICE. The Purchase Price of Shares to be offered under the Plan shall not be less than 85 percent of the Fair Market Value of such Shares, except as otherwise provided in Section 4(b). Subject to the preceding sentence, the Purchase Price shall be determined by the Committee at its sole discretion. The Purchase Price shall be payable in a form described in Section 8.

                  (d) WITHHOLDING TAXES. As a condition to the purchase of Shares, the Offeree shall make such arrangements as the Committee may require for the satisfaction of any federal, state or local withholding tax obligations that may arise in connection with such purchase.

                  (e) RESTRICTIONS ON TRANSFER OF SHARES. Any Shares awarded or sold under the Plan shall be subject to such special forfeiture conditions, rights of repurchase, rights of first offer and other transfer restrictions as the Committee may determine. Such restrictions shall be set forth in the applicable Stock Purchase Agreement and shall apply in addition to any general restrictions that may apply to all holders of Shares. Any service-based vesting conditions shall not be less rapid than as set forth in
Section 7(e).

SECTION 7. TERMS AND CONDITIONS OF OPTIONS.

                  (a) STOCK OPTION AGREEMENT. Each grant of an Option under the Plan shall be evidenced by a Stock Option Agreement between the Optionee and the Company. Such Option shall be subject to all applicable terms and conditions of the Plan and may be subject to any other terms and conditions which are not inconsistent with the Plan and which the Committee deems appropriate for inclusion in a Stock Option Agreement. The provisions of the various Stock Option Agreements entered into under the Plan need not be identical.

                  (b) NUMBER OF SHARES. Each Stock Option Agreement shall specify the number of Shares that are subject to the Option and shall provide for the adjustment of such number in accordance with Section 9. The Stock Option Agreement shall also specify whether the Option is an ISO or a Nonstatutory Option.

                  (c) EXERCISE PRICE. Each Stock Option Agreement shall specify the Exercise Price. The Exercise Price of an ISO shall not be less than 100 percent of the Fair Market Value of a Share on the date of grant, except as otherwise provided in Section 4(b). The Exercise Price of a Nonstatutory Option shall not be less than 85 percent of the Fair Market Value of a Share on the date of grant, except as otherwise provided in Section 4(b). Subject to the pre-ceding two sentences, the Exercise Price under any Option shall be determined by the Committee at its sole discretion. The Exercise Price shall be payable in a form described in Section 8.

                  (d) WITHHOLDING TAXES. As a condition to the exercise of an Option, the Optionee shall make such arrangements as the Committee may require for the satisfaction of any federal, state or local withholding tax obligations that may arise in connection with such


                                       6.
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exercise. The Optionee shall also make such arrangements as the Committee may require for the satisfaction of any federal, state or local withholding tax obligations that may arise in connection with the disposition of Shares acquired by exercising an Option.

                  (e)      EXERCISABILITY AND TERM.

                           (i)      Each Stock Option Agreement shall specify
the date when all or any installment of the Option is to become exercisable. The vesting of any Option shall be determined by the Committee at its sole discretion; provided, however, to the extent required by law, an Option shall become exercisable at a rate no less than twenty percent per year over a five year period.

                           (ii)     The Stock Option Agreement may, but need
not, include a provision whereby the Optionee may elect at any time before the Optionee's Service terminates to exercise the Option as to any part or all of the Shares of Stock subject to the Option prior to the full vesting of the Option. Subject to the "Repurchase Limitation" in subsection 8(e), any unvested Shares of Stock so purchased may be subject to a repurchase option in favor of the Company or to any other restriction the Board determines to be appropriate.

                           (iii)    The Stock Option Agreement shall also
specify the term of the Option. The term shall not exceed 10 years from the date of grant, except as otherwise provided in Section 4(b). Subject to the preceding sentence, the Committee at its sole discretion shall determine when an Option is to expire.

                  (f) TRANSFERABILITY OF AN INCENTIVE STOCK OPTION. An Incentive Stock Option shall not be transferable except by will or by the laws of descent and distribution and shall be exercisable during the lifetime of the Optionee only by the Optionee. Notwithstanding the foregoing, the Optionee may, by delivering written notice to the Company, in a form satisfactory to the Company, designate a third party who, in the event of the death of the Optionee, shall thereafter be entitled to exercise the Option.

                  (g) TRANSFERABILITY OF A NONSTATUTORY STOCK OPTION. A Nonstatutory Stock Option shall be transferable to the extent provided in the Stock Option Agreement. If the Nonstatutory Stock Option does not provide for transferability, then the Nonstatutory Stock Option shall not be transferable except by will or by the laws of descent and distribution and shall be exercisable during the lifetime of the Optionee only by the Optionee. Notwithstanding the foregoing, the Optionee may, by delivering written notice to the Company, in a form satisfactory to the Company, designate a third party who, in the event of the death of the Optionee, shall thereafter be entitled to exercise the Option.

                  (h) TERMINATION OF SERVICE (EXCEPT BY DEATH). If an Optionee's Service terminates for any reason or other than such Optionee's death, then Optionee's Option(s) shall expire on the earliest of the following occasions:

                           (i)      The expiration date determined pursuant to
Subsection (e) above;


                                       7.
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                           (ii)     The date 30 days after the termination of
Optionee's Service for any reason other than Total and Permanent Disability; or

                           (iii)    The date six months after the termination of
Optionee's Service by reason of Total and Permanent Disability. The Optionee may exercise all or part of such Optionee's Option(s) at any time before the expiration of such Option(s) under the preceding sentence, but only to the extent that such Option(s) had become exercisable before such Optionee's Service terminated or became exercisable as a result of the termination. The balance of such Option(s) shall lapse when the Optionee's Service terminates. In the event that the Optionee dies after the termination of such Optionee's Service but before the expiration of such Optionee's Option(s), all or part of such Option(s) may be exercised (prior to expiration) by the executors or administrators of the Optionee's estate or by any person who has acquired such Option(s) directly from him by bequest or inheritance, but only to the extent that such Option(s) had become exercisable before such Optionee's Service terminated or became exercisable as a result of the termination.

                  (i) LEAVES OF ABSENCE. For purposes of Subsection (g) above, Service shall be deemed to continue while the Optionee is on military leave, sick leave or other bona fide leave of absence (as determined by the Committee). The foregoing notwithstanding, in the case of an ISO granted under the Plan, Service shall not be deemed to continue beyond the first 90 days of such leave, unless the Optionee's reemployment rights are guaranteed by statute or by contract.

                  (j) DEATH OF OPTIONEE. If an Optionee dies while he is in Service, then such Optionee's Option(s) shall expire on the earlier of the following dates:

                           (i)      The expiration date determined pursuant to
Subsection (e) above; or

                           (ii)     The date six months after such Optionee's
death.

         All or part of the Optionee's Option(s) may be exercised at any time before the expiration of such Option(s) under the preceding sentence by the executors or administrators of such Optionee's estate or by any person who has acquired such Option(s) directly from him by bequest or inheritance, but only to the extent that such Option(s) had become exercisable before such Optionee's death or became exercisable as a result of such Optionee's death. The balance of such Option(s) shall lapse when the Optionee dies.

                  (k) NO RIGHTS AS A SHAREHOLDER. An Optionee, or a transferee of an Optionee, shall have no rights as a shareholder with respect to any Shares covered by such Optionee's Option until the date of the issuance of a stock certificate for such Shares. No adjustments shall be made, except as provided in Section 9.

                  (l) MODIFICATION, EXTENSION AND RENEWAL OF OPTIONS. Within the limitations of the Plan, the Committee may modify, extend or renew outstanding Options or may accept the cancellation of outstanding Options (to the extent not previously exercised) in return


                                       8.
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for the grant of new Options at the same or a different price. The foregoing notwithstanding, no modification of an Option shall, without the consent of the Optionee, impair such Optionee's rights or increase such Optionee's obligations under such Option.

                  (m) RESTRICTIONS ON TRANSFER OF SHARES. Any Shares issued upon exercise of an Option shall be subject to such special forfeiture conditions, rights of repurchase, rights of first offer and other transfer restrictions as the Committee may determine. Such restrictions shall be set forth in the applicable Stock Option Agreement and shall apply in addition to any general restrictions that may apply to all holders of Shares. Any service-based vesting conditions shall not be less rapid than as set forth in Subsection (e) above.

SECTION 8. PAYMENT FOR SHARES.

                  (a) GENERAL RULE. The entire Purchase Price or Exercise Price of Shares issued under the Plan shall be payable in lawful money of the United States of America at the time when such Shares are purchased, except as follows:

                           (i)      In the case of Shares sold under the terms
of a Stock Purchase Agreement subject to the Plan, payment shall be made only pursuant to the express provisions of such Stock Purchase Agreement. However, the Committee (at its sole discretion) may specify in the Stock Purchase Agreement that payment may be made in one or both of the forms described in Subsections (c) and (d) below.

                           (ii)     In the case of an ISO granted under the
Plan, payment shall be made only pursuant to the express provisions of the applicable Stock Option Agreement. However, the Committee (at its sole discretion) may specify in the Stock Option Agreement that payment may be made in one or both of the forms described in Subsections (b) and (d) below.

                           (iii)    In the case of a Nonstatutory Option granted
under the Plan, the Committee (at its sole discretion) may accept payment in one or both of the forms described in Subsections (b) and (d) below.

                  (b) SURRENDER OF STOCK. To the extent that this Subsection (b) is applicable and allowed in the provisions of the applicable Stock Option Agreement, payment may be made all or in part with Shares which have already been owned by the Optionee or such Optionee's representative for more than 12 months and which are surrendered to the Company in good form for transfer. Such Shares shall be valued at their Fair Market Value on the date when the new Shares are purchased under the Plan.

                  (c)      SERVICES RENDERED. To the extent that this Subsection
(c) is applicable, Shares may be awarded under the Plan in consideration of services rendered to the Company or a Subsidiary prior to the award. If Shares are awarded without the payment of a Purchase Price in cash, the Committee shall make a determination (at the time of the award) of the value of the services rendered by the Offeree and the sufficiency of the consideration to meet the requirements of Section 6(c).


                                       9.

                  (d)      PROMISSORY NOTE. To the extent that this Subsection
(d) is applicable, a portion of the Purchase Price or Exercise Price, as the case may be, of Shares issued under the Plan may be payable by a full recourse promissory note, provided that (i) the par value of such Shares must be paid in lawful money of the United States of America at the time when such Shares are purchased, (ii) the Shares are security for payment of the principal amount of the promissory note and interest thereon, and (iii) the interest rate payable under the terms of the promissory note shall be no less than the minimum rate (if any) required to avoid the imputation of additional interest under the Code. Subject to the foregoing, the Committee (at its sole discretion) shall specify the term, interest rate, amortization requirements (if any), and other provisions of such note.

                  (e) REPURCHASE LIMITATION. The terms of any repurchase option shall be specified in the Stock Option Agreement or the Stock Purchase Agreement and may be either at Fair Market Value at the time of repurchase or at not less than the original purchase price. To the extent required by Section
260.140.41 and Section 260.140.42 of Title 10 of the California Code of Regulations at the time an Option is granted or at the time there is an award or sale of Shares under the Plan, any repurchase option contained in a Stock Option Agreement or Stock Purchase Award prior to the Listing Date to a person who is not an Officer, Director or Consultant shall be upon the terms described below:

                           (i)      FAIR MARKET VALUE. If the repurchase option
gives the Company the right to repurchase the Shares of Stock upon termination of employment at not less than the Fair Market Value of the Shares of Stock to be purchased on the date of termination of Service, then (i) the right to repurchase shall be exercised for cash or cancellation of purchase money indebtedness for the Shares of Stock within ninety (90) days of termination of Service (or in the case of Shares of Stock issued upon exercise of award or sale of Shares after such date of termination, within ninety (90) days after the date of the exercise) or such longer period as may be agreed to by the Company and the Optionee or Offeree, as applicable, (for example, for purposes of satisfying the requirements of Section 1202(c)(3) of the Code regarding "qualified small business stock") and (ii) the right terminates when the Shares of Stock following the listing date.

                           (ii)     ORIGINAL PURCHASE PRICE. If the repurchase
option gives the Company the right to repurchase the Shares of Stock upon termination of Service at the original purchase price, then (i) the right to repurchase at the original purchase price shall lapse at the rate of at least twenty percent (20%) of the Shares of Stock per year over five (5) years from the date the Option or award or sale of Shares is granted (without respect to the date the Option or award or sale of Shares was exercised or became exercisable) and (ii) the right to repurchase shall be exercised for cash or cancellation of purchase money indebtedness for the Shares of Stock within ninety (90) days of termination of Service (or in the case of Shares of Stock issued upon exercise of Options after such date of termination, within ninety
(90) days after the date of the exercise) or such longer period as may be agreed to by the Company and the Optionee or Offeree, as applicable, (for example, for purposes of satisfying the requirements of Section 1202(c)(3) of the Code regarding "qualified small business stock").


                                      10.

SECTION 9. ADJUSTMENT OF SHARES.

                  (a) GENERAL. In the event of a subdivision of the outstanding Stock, a declaration of a dividend payable in Shares, a declaration of a dividend payable in a form other than Shares in an amount that has a material effect on the value of Shares, a combination or consolidation of the outstanding Stock (by reclassification or otherwise) into a lesser number of Shares, a recapitalization or a similar occurrence, the Committee shall make appropriate adjustments in one or more of (i) the number of Shares available for future grants under Section 5, (ii) the number of Shares covered by each outstanding Option or (iii) the Exercise Price under each outstanding Option.

                  (b) REORGANIZATIONS. In the event that the Company is a party to a merger or other reorganization, outstanding Options shall be subject to the agreement of merger or reorganization. Such agreement shall provide for the assumption of outstanding Options by the surviving corporation or its parent, for their continuation by the Company (if the Company is a surviving corporation), for payment of a cash settlement equal to the difference between the amount to be paid for one Share under such agreement and the Exercise Price, or for the acceleration of their exercisability followed by the cancellation of Options not exercised, in all cases without the Optionees' consent. Any cancellation shall not occur earlier than 30 days after such acceleration is effective and Optionees have been notified of such acceleration. In the case of Options that have been outstanding for less than 12 months, a cancellation need not be preceded by an acceleration.

                  (c)      RESERVATION OF RIGHTS. Except as provided in this
Section 9, an Optionee or Offeree shall have no rights by reason of any subdivision or consolidation of shares of stock of any class, the payment of any dividend or any other increase or decrease in the number of shares of stock of any class. Any issue by the Company of shares of stock of any class, or securities convertible into shares of stock of any class, shall not affect, and no adjustment by reason thereof shall be made with respect to, the number or Exercise Price of Shares subject to an Option. The grant of an Option pursuant to the Plan shall not affect in any way the right or power of the Company to make adjustments, reclassifications, reorganizations or changes of its capital or business structure, to merge or consolidate or to dissolve, liquidate, sell or transfer all or any part of its business or assets.

SECTION 10. SECURITIES LAWS.

         Shares shall not be issued under the Plan unless the issuance and delivery of such Shares complies with (or is exempt from) all applicable requirements of law, including (without limitation) the Securities Act of 1933, as amended, the rules and regulations promulgated thereunder, state securities laws and regulations, and the regulations of any stock exchange on which the Company's securities may then be listed.

SECTION 11. NO EMPLOYMENT RIGHTS.


                                      11.

         No provision of the Plan, nor any right or Option granted under the Plan, shall be construed to give any per-son any right to become, to be treated as, or to remain an Employee. The Company and its Subsidiaries reserve the right to terminate any person's Service at any time and for any reason.

SECTION 12.   DURATION AND AMENDMENTS.

                  (a) TERM OF THE PLAN. The Plan, as set forth herein, shall become effective on the date of its adoption by the Board of Directors. In the event that the shareholders fail to approve the Plan within 12 months after its initial adoption by the Board of Directors, any Option grants or Stock awards already made shall be null and void, and no additional Option grants or Stock awards shall be made after such date. The Plan shall terminate automatically 10 years after its initial adoption by the Board of Directors and may be terminated on any earlier date pursuant to Subsection (b) below.

                  (b) RIGHT TO AMEND OR TERMINATE THE PLAN. The Board of Directors may amend, suspend or terminate the Plan at any time and for any reason; provided, however, that any amendment of the Plan which increases the number of Shares available for issuance under the Plan (except as provided in Section 9), or which materially changes the class of persons who are eligible for the grant of IS0s, shall be subject to the approval of the Company's shareholders. Shareholder approval shall not be required for any other amendment of the Plan.

                  (c) EFFECT OF AMENDMENT OR TERMINATION. No Shares shall be issued or sold under the Plan after the termination thereof, except upon exercise of an Option granted prior to such termination. The termination of the Plan, or any amendment thereof, shall not affect any Share previously issued or any Option previously granted under the Plan.

SECTION 13. EXECUTION.

         To record the adoption of the Plan by the Board of Directors on
December   , the Company has caused its authorized officer to execute the same.

                                  AEROGEN, INC.


                                  By:
                                      ------------------------------------------

                                           -------------------------
                                           President and CEO
                                           December
                                                    ----------------


                                      12.

         THE OPTION GRANTED PURSUANT TO THIS NONSTATUTORY STOCK OPTION AGREEMENT (THE "OPTION") AND THE SHARES OF COMMON STOCK ISSUABLE UPON THE EXERCISE HEREOF HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT"), AND MAY NOT BE PLEDGED, HYPOTHECATED, SOLD, TRANSFERRED OR OTHERWISE DISPOSED OF IN THE ABSENCE OF AN EFFECTIVE REGISTRATION STATEMENT FOR THE OPTION OR THE SHARES UNDER THE SECURITIES ACT, OR AN OPINION OF COUNSEL, WHICH IS SATISFACTORY TO THE CORPORATION AND ITS COUNSEL, THAT SUCH REGISTRATION IS NOT REQUIRED.


                        1996 STOCK PLAN OF AEROGEN, INC.

                       NONSTATUTORY STOCK OPTION AGREEMENT

                (ALLOWING FOR TRANSFERABILITY AND EARLY EXERCISE)



         THIS AGREEMENT is entered into as of (DATE) between AEROGEN, INC., a Delaware corporation (the "Company"), and (NAME) (the "Optionee").

                              W I T N E S S E T H:

         WHEREAS, the Company's Board of Directors has established the 1996 Stock Plan of AeroGen, Inc., in order to provide selected employees, directors, consultants and advisors of the Company and its Subsidiaries with an opportunity to acquire Common Stock of the Company; and

         WHEREAS, the Committee has determined that it would be in the best interests of the Company and its stockholders to grant the Nonstatutory Stock Option described in this Agreement to the Optionee as an inducement to enter into or remain in the service of the Company and as an incentive for extraordinary efforts during such service:

         NOW, THEREFORE, it is agreed as follows:


         1.   GRANT OF OPTION.

         (a) OPTION. On the terms and conditions stated below, the Company hereby grants to the Optionee the option to purchase (AMOUNT) Shares for the sum
of $     ($0.20) per Share, which is agreed to be 100% of the fair market value thereof on the Date of Grant. This option is not intended to be an Incentive Stock Option.

         (b) STOCK PLAN. This option is granted pursuant to the Plan, a copy of which the Optionee acknowledges having received and read. The provisions of the Plan are incorporated into this Agreement by this reference.


                                       1.

         (c) STOCKHOLDER APPROVAL. This option is granted subject to approval of the Plan by the stockholders of the Company. Should the Plan not be approved by the stockholders of the Company, this grant shall be null and void.

         2.   TRANSFERABILITY OF OPTION.

         Except as otherwise provided in this Agreement, this option is not transferable, except (i) by will or by the laws of descent and distribution,
(ii) with the prior written approval of the Company, by instrument to an inter vivos or testamentary trust, in a form accepted by the Company, in which the option is to be passed to beneficiaries upon the death of the trustor (settlor) and (iii) with the prior written approval of the Company, by gift, in a form accepted by the Company, to Optionee's "family member" as that term is defined in 17 CFR 230.701(c)(3). The term "family member" is defined in 17 C.F.R. 230.701(c)(3) to mean any child, stepchild, grandchild, parent, stepparent, grandparent, spouse, sibling, mother-in-law, father-in-law, son-in-law, daughter-in-law, brother-in-law, or sister-in-law, including adoptive relationships, any person sharing in the employee's household (other than a tenant or employee), a trust in which these persons have more than fifty percent of the beneficial interest, a foundation in which these persons (or the employee) control the management of assets, and any other entity in which these persons (or the employee) own more than fifty percent of the voting interests. This option is exercisable during the life of the Optionee, only by the Optionee, or a transferee satisfying the above-stated conditions. The right of a transferee to exercise the transferred portion of the option after the Optionee's termination of Service shall terminate in accordance with the right to exercise such option as specified in the option. In the event that the Service of the Optionee terminates due to the death of the Optionee, the Optionee's transferee will be treated as a person who acquired the right to exercise such option by bequest or inheritance. In addition to the foregoing, the Company may require, as a condition of the transfer of such option to a trust, by gift, or otherwise, that Optionee's transferee enter into an option transfer agreement provided by, or acceptable to, the Company. The terms of option shall be binding upon your transferees, executors, administrators, heirs, successors, and assigns. Notwithstanding the foregoing, by delivering written notice to the Company, in a form satisfactory to the Company, Optionee may designate a third party who, in the event of Optionee's death, shall thereafter be entitled to exercise Optionee's option.


         3. VESTING/RIGHT TO EXERCISE.

         (a) VESTING. The option shall vest as to 25% of the Shares on the first
anniversary of the Vesting Commencement date which shall be         , 199  (the
"Vesting Commencement Date") and 1/48th of the Shares shall vest monthly thereafter. The percentage of the total number of Shares subject to this option with respect to which this option is vested at any time after the first anniversary of the Vesting Commencement Date shall be equal to the product of 1/48 times the number of whole months that have elapsed since the Vesting Commencement Date.


                                       2.

         (b) PERIODS OF NONEXERCISABILITY. Any other provision of this Agreement notwithstanding, the Company shall have the right to designate one or more periods of time, each of which shall not exceed 18 consecutive months in length, during which this option shall not be exercisable if the Company determines (in its sole discretion) that such limitation on exercise could in any way facilitate a lessening of any restriction on transfer pursuant to the Securities Act or any state securities laws with respect to any issuance of securities by the Company, facilitate the registration or qualification of any securities by the Company under the Securities Act or any state securities laws, or facilitate the perfection of any exemption from the registration or qualification requirements of the Securities Act or any applicable state securities laws for the issuance or transfer of any securities. Such limitation on exercise shall not alter the vesting schedule set forth in Section 3(a) other than to limit the periods during which this option shall be exercisable. The Optionee shall be notified in writing in advance of any such designation by the Company.

         (c) STOCKHOLDER APPROVAL. Any other provision of this Agreement notwithstanding, this option shall not be exercisable at any time prior to the approval of the Plan by the holders of a majority of the outstanding stock of the Company.

         4.   EXERCISE PROCEDURES.

         (a) NOTICE OF EXERCISE. The Optionee or the Optionee's representative may exercise this option by giving written notice to the Chief Financial Officer, Secretary, or an Assistant Secretary of the Company pursuant to Section 12(d). The notice shall specify the election to exercise this option, the number of Shares for which it is being exercised and the form of payment. The notice shall be signed by the person or persons exercising this option. In the event that this option is being exercised by the representative of the Optionee, the notice shall be accompanied by proof (satisfactory to the Company) of the representative's right to exercise this option. The Optionee or the Optionee's representative shall deliver to the Chief Financial Officer, Secretary or an Assistant Secretary of the Company, at the time of giving the notice, payment in a form permissible under Section 5 for the full amount of the Purchase Price.

         (b) ISSUANCE OF SHARES. After receiving a proper notice of exercise, the Company shall cause to be issued a certificate or certificates for the Shares as to which this option has been


                                       3.

exercised, registered in the name of the person exercising this option (or in the names of such person and his or her spouse as community property or as joint tenants with right of survivorship). The Company shall cause such certificate or certificates to be delivered to or upon the order of the person exercising this option.

         (c) EARLY EXERCISE. Subject to the provisions of this Agreement, Optionee may elect at any time that is both (A) during the period of Optionee's Service and (B) during the term of Optionee's option, to exercise all or part of such option, including the nonvested portion of such option; provided, however, that:
                  (i) a partial exercise of such option shall be deemed to cover first vested Shares of Stock and then the earliest vesting installment of unvested Shares of Stock;

                  (ii) any Shares of Stock so purchased from installments that have not vested as of the date of exercise shall be subject to the purchase option in favor of the Company as described in the Company's form of Early Exercise Stock Purchase Agreement;

                  (iii) Optionee shall enter into the Company's form of Early Exercise Stock Purchase Agreement with a vesting schedule that will result in the same vesting as if no early exercise had occurred.

         5.   PAYMENT FOR STOCK.

         The entire Purchase Price may be paid in lawful money of the United States of America.


         6.   TERM AND EXPIRATION.

         (a) BASIC TERM. This option shall in any event expire on the date 10 years after the Date of Grant.

         (b) TERMINATION OF SERVICE (EXCEPT BY DEATH). If the Optionee's service as an Employee terminates for any reason other than death, then this option shall expire on the earliest of the following occasions:

                  (i)      The expiration date determined pursuant to subsection
         (a) above;

                  (ii) The date 90 days after the termination of the Optionee's service as an Employee for any reason other than Total and Permanent Disability; or


                                       4.

                  (iii) The date six months after the termination of the Optionee's service as an Employee by reason of Total and Permanent Disability.

The Optionee may exercise all or part of this option at any time before its expiration under the preceding sentence, but only to the extent that this option had become exercisable before the Optionee's service terminated. The balance of this option shall lapse when the Optionee's service as an Employee terminates. In the event that the Optionee dies after the termination of service but before the expiration of this option, all or part of this option may be exercised (prior to expiration) by the executors or administrators of the Optionee's estate or by any person who has acquired this option directly from the Optionee by bequest or inheritance, but only to the extent that this option had become exercisable before the Optionee's service terminated.

         (c) DEATH OF OPTIONEE. If the Optionee dies as an Employee, then this option shall expire on the earlier of the following dates:

                  (i)      The expiration date determined pursuant to subsection
         (a) above; or

                  (ii)     The date six months after the Optionee's death.

All or part of this option may be exercised at any time before its expiration under the preceding sentence by the executors or administrators of the Optionee's estate or by any person who has acquired this option directly from the Optionee by bequest or inheritance, but only to the extent that this option had become exercisable before the Optionee's death. The balance of this option shall lapse when the Optionee dies.

         (d) LEAVES OF ABSENCE. For purposes of this Section 6, the Employee relationship shall be deemed to continue during any period when the Optionee is on military leave, sick leave or other bona fide leave of absence (to be determined in the sole discretion of the Committee). However, if the Optionee's reemployment rights are not guaranteed by statute or by contract, then the Employee relationship shall not be deemed to continue beyond the 90th day of such period.

         7.   THE COMPANY'S RIGHT OF FIRST OFFER.

         In the event that the Optionee proposes to sell, pledge or otherwise transfer to any person any Shares acquired under this Agreement, or any interest in such Shares, such Shares shall first be offered to the Company as follows:

         (a) The Optionee shall promptly deliver a notice ("Notice") to the Company stating (i) Optionee's bona fide intention to sell or transfer such Shares, (ii) the number of such Shares to be sold or transferred, and the basic terms and conditions of such sale or transfer, (iii) the price for which Optionee proposes to sell or transfer such Shares, (iv) the name of the proposed purchaser


                                       5.

or transferee, and (v) proof satisfactory to the Company that the proposed sale or transfer will not violate any applicable federal or state securities laws. The Notice shall be signed by both Optionee and the proposed purchaser or transferee and must constitute a binding commitment subject to the Company's rights of first offer as set forth herein.

         (b) Within 30 days after receipt of the Notice, the Company may elect to purchase all of the Shares to which the Notice refers, at the price per Share specified in the Notice. If the Company elects not to purchase all such Shares, the Company may assign its right to purchase all such Shares. The assignees may elect within 30 days after receipt by the Company of the Notice to purchase all Shares to which the Notice refers, at the price per Share specified in the Notice. An election to purchase shall be made by written notice to Optionee. Payment for all Shares elected to be purchased pursuant to this Section 7 shall be made within 30 days of the receipt by the Company of the Notice.

         (c) If the Shares to which the Notice refers are not elected to be purchased, as provided in subsection (b) above, the Optionee may sell the Shares to any person named in the Notice at the price specified in the Notice, provided that such sale or transfer is consummated within three months of the date of said Notice to the Company, and provided, further, that any such sale is made in compliance with applicable federal and state securities laws and not in violation of any other contractual restrictions to which the Optionee is bound. The third party Transferee shall acquire the Shares of Stock free and clear of the Company's right of first offer.

         (d) Any proposed transfer on terms and conditions different from those set forth in the notice of transfer, as well as any subsequent proposed transfer, shall again be subject to the Company's right of first offer and shall require compliance with the procedures described in this Section 7.

         (e) Optionee agrees to cooperate affirmatively with the Company, to the extent reasonably requested by the Company, to enforce rights and obligations pursuant to this Agreement.

         (f) Notwithstanding the above, neither the Company nor any assignee of the Company under this Section 7 shall have any right under this Section 7 at any time subsequent to the closing of a public offering of the common stock of the Company pursuant to a registration statement declared effective under the Securities Act of 1933.


                                       6.

         (g) This Section 7 shall not apply to a transfer by will or intestate succession, provided that the Transferee agrees in writing to be bound by the terms of this Agreement.

         (h) If the Company makes available, at the time and place and in the amount and form provided in this Agreement, the consideration for the Shares to be purchased in accordance with the provisions of this Section 7, then from and after such time the person from whom such Shares are to be purchased shall no longer have any rights as a holder of such Shares (other than the right to receive payment of such consideration in accordance with this Agreement). Such Shares shall be deemed to have been purchased in accordance with the applicable provisions hereof, whether or not the certificate(s) therefor have been delivered as required by this Agreement.

         (i) The Optionee shall have the right to transfer all or any portion of Optionee's interest in the Shares issued under this Agreement which have been delivered to Optionee, to a trust established by the Optionee for the benefit of Optionee, Optionee's spouse or children, without being subject to the provisions of this Section 7, provided that the trustee on behalf of the trust shall agree in writing to be bound by the terms and conditions of this Agreement. The transferee shall execute a copy of the attached Exhibit A and file the same with the Secretary of the Company.

         (j) All certificates representing the Shares issued upon exercise of this Option shall, where applicable, have endorsed thereon the following legend:

                  "THE SHARES REPRESENTED BY THIS CERTIFICATE ARE SUBJECT TO CERTAIN RESTRICTIONS ON TRANSFER AND OPTIONS TO PURCHASE SUCH SHARES SET FORTH IN AN AGREEMENT BETWEEN AEROGEN, INC. AND THE REGISTERED HOLDER, OR SUCH HOLDER'S PREDECESSOR IN INTEREST. SUCH AGREEMENT IMPOSES CERTAIN TRANSFER RESTRICTIONS AND GRANTS CERTAIN RIGHTS OF FIRST OFFER TO THE CORPORATION (OR ITS ASSIGNS) UPON THE SALE OF THE SHARES. A COPY OF SUCH AGREEMENT IS ON FILE AT THE PRINCIPAL OFFICE OF THE CORPORATION AND WILL BE FURNISHED UPON WRITTEN REQUEST TO THE CHIEF FINANCIAL OFFICER, SECRETARY OR AN ASSISTANT SECRETARY OF THE CORPORATION BY THE HOLDER OF RECORD OF THE SHARES REPRESENTED BY THIS CERTIFICATE."


         8.   LEGALITY OF INITIAL ISSUANCE.


                                       7.

         No Shares shall be issued upon the exercise of this option unless and until the Company has determined that:

         (a) It and the Optionee have taken any actions required to register the Shares under the Securities Act or to perfect an exemption from the registration requirements thereof;

         (b) Any applicable listing requirement of any stock exchange on which Stock is listed has been satisfied; and

         (c) Any other applicable provision of state or federal law has been satisfied.

         9.   NO REGISTRATION RIGHTS.

         The Company may, but shall not be obligated to, register or qualify the sale of Shares under the Securities Act or any other applicable law. The Company shall not be obligated to take any affirmative action in order to cause the sale of Shares under this Agreement to comply with any law.


         10. RESTRICTIONS ON TRANSFER OF SHARES.

         (a) RESTRICTIONS. Regardless of whether the offering and sale of Shares under the Plan have been registered under the Securities Act or have been registered or qualified under the securities laws of any state, the Company may impose restrictions upon the sale, pledge or other transfer of such Shares (including the placement of appropriate legends on stock certificates) if, in the judgment of the Company and its counsel, such restrictions are necessary or desirable in order to achieve compliance with the provisions of the Securities Act, the securities laws of any state or any other law.

         (b) INVESTMENT INTENT AT GRANT. The Optionee represents and agrees that the Shares to be acquired upon exercising this option will be acquired for investment, and not with a view to the sale or distribution thereof.

         (c) INVESTMENT INTENT AT EXERCISE. In the event that the sale of Shares under the Plan is not registered under the Securities Act but an exemption is available which requires an investment representation or other representation, the Optionee shall represent and agree at the time of exercise that the Shares being acquired upon exercising this option are being acquired for investment, and not with a view to the sale or distribution thereof, and shall make such other representations as are deemed necessary or appropriate by the Company and its counsel.


                                       8.

         (d) LEGEND. All certificates evidencing Shares acquired under this Agreement in an unregistered transaction shall bear the following restrictive legend (and such other restrictive legends as are required or deemed advisable under the provisions of any applicable law):

         "THE SHARES REPRESENTED HEREBY HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, AND MAY NOT BE SOLD, PLEDGED, OR OTHERWISE TRANSFERRED WITHOUT AN EFFECTIVE REGISTRATION THEREOF UNDER SUCH ACT OR AN OPINION OF COUNSEL, SATISFACTORY TO THE COMPANY AND ITS COUNSEL, THAT SUCH REGISTRATION IS NOT REQUIRED."

         (e) REMOVAL OF LEGENDS. If, in the opinion of the Company and its counsel, any legend placed on a stock certificate representing Shares sold under this Agreement is no longer required, the holder of such certificate shall be entitled to exchange such certificate for a certificate representing the same number of Shares but lacking such legend.

         (f) ADMINISTRATION. Any determination by the Company and its counsel in connection with any of the matters set forth in this Section 10 shall be conclusive and binding on the Optionee and all other persons.

         (g) MARKET STAND-OFF. Each Optionee hereby agrees that, if so requested by the Company, such Optionee shall not sell or otherwise transfer any Shares of the Company during such period following the effective date of a registration statement of the Company filed under the Securities Act as agreed to between the Company and the Underwriter's Representative(s); provided that such restriction shall only apply to the first two registration statements of the Company to become effective which include securities to be sold on behalf of the Company to the public in an underwritten offering.

         11.  SHARES AND ADJUSTMENTS.

         (a) GENERAL. In the event of a subdivision of the outstanding Shares, a declaration of a dividend payable in Shares, a declaration of a dividend payable in a form other than Shares in an amount that has a material effect on the value of Shares, a combination or consolidation of the outstanding Shares (by reclassification or otherwise) into a lesser number of Shares, a recapitalization or a similar occurrence, the Committee shall make appropriate adjustments in one or both of (i) the number of Shares covered by this option or
(ii) the Exercise Price.


                                       9.

         (b) MERGERS; CONSOLIDATIONS. In the event that the Company is a party to a merger or consolidation, this option shall be subject to the agreement of merger or consolidation. Such agreement shall provide for the assumption of this option by the surviving corporation or its parent or for continuation thereof by the Company (if the Company is a surviving corporation). In the event the Company is not the surviving corporation and the surviving corporation will not assume this option, the agreement of merger or consolidation will provide for payment of a cash settlement equal to the difference between the amount to be paid for one Share under this agreement and the Exercise Price or for the acceleration of the exercisability of this option followed by its cancellation if not exercised, in any case without the Optionee's consent. Any cancellation shall not occur earlier than 30 days after such acceleration is effective and the Optionee has been notified of such acceleration. If this option has been outstanding for less than 12 months, a cancellation need not be preceded by an acceleration.

         (c) RESERVATION OF RIGHTS. Except as provided in this Section 11, the Optionee shall have no rights by reason of any subdivision or consolidation of shares of stock of any class, the payment of any dividend or any other increase or decrease in the number of shares of stock of any class. Any issue by the Company of shares of stock of any class, or securities convertible into shares of stock of any class, shall not affect, and no adjustment by reason thereof shall be made with respect to, the number or Exercise Price of the Shares subject to this option. The grant of this option shall not affect in any way the right or power of the Company to make adjustments, reclassifications, reorganizations or changes of its capital or business structure, to merge or consolidate or to dissolve, liquidate, sell or transfer all or any part of its business or assets.

         12.  MISCELLANEOUS PROVISIONS.

         (a) WITHHOLDING TAXES. In the event that the Company determines that it is required to withhold foreign, federal, state or local tax as a result of the exercise of this option, the Optionee, as a condition to the exercise of this option, shall make arrangements satisfactory to the Company to enable it to satisfy all withholding requirements. The Optionee shall also make arrangements satisfactory to the Company to enable it to satisfy any withholding requirements that may arise in connection with the disposition of Shares purchased by exercising this option.


                                      10.

         (b) RIGHTS AS A STOCKHOLDER. Neither the Optionee nor the Optionee's representative shall have any rights as a stockholder with respect to any Shares subject to this option until such Shares have been issued in the name of the Optionee or the Optionee's representative.

         (c) NO EMPLOYMENT RIGHTS. Nothing in this Agreement shall be construed as giving the Optionee the right to be retained as an Employee. The Company reserves the right to terminate the Optionee's service at any time, with or without cause.

         (d) NOTICE. Any notice required by the terms of this Agreement shall be given in writing and shall be deemed effective upon personal delivery or upon deposit with the United States Postal Service, by registered or certified mail with postage and fees prepaid and addressed to the party entitled to such notice at the address shown below such party's signature on this Agreement, or at such other address as such party may designate by 10 days' written notice to the other party to this Agreement.

         (e) ENTIRE AGREEMENT. This Agreement and the Plan constitute the entire contract between the parties hereto with regard to the subject matter hereof.

         (f) CHOICE OF LAW. This Agreement shall be governed by, and construed in accordance with, the laws of the State of California, as such laws are applied to contracts entered into and performed in such State. The parties agree that any action brought by either party to interpret or enforce any provision of this Agreement shall be brought in, and each party agrees to, and does hereby, submit to the jurisdictional and venue of, the appropriate state or federal court located in California.



         13.  DEFINITIONS.

         (a)  "AGREEMENT" shall mean this Nonstatutory Stock Option Agreement.

         (b) "BOARD" shall mean the Board of Directors of the Company, as constituted from time to time.

         (c) "CODE" shall mean the Internal Revenue Code of 1986, as amended.

         (d) "COMMITTEE" shall mean the committee of the Board described in
Section 3 of the Plan or, if none has been appointed, the full Board.


                                      11.

         (e) "DATE OF GRANT" shall mean the date on which the Committee resolved to grant this option, which is also the date as of which this Agreement is entered into.

         (f) "EMPLOYEE" shall mean (i) any individual who is a common-law employee of the Company or of a Subsidiary, (ii) a member of the Board of Directors and (iii) an independent contractor who performs services for the Company or a Subsidiary. Service as a member of the Board of Directors or as an independent contractor shall be considered employment for all purposes of the Plan except the second sentence of Section 4(a).

         (g) "EXERCISE PRICE" shall mean the amount for which one Share may be purchased upon exercise of this option, as specified in Section 1(a).

         (h) "INCENTIVE STOCK OPTION" shall mean an employee incentive stock option described in section 422A(b) of the Code.

         (i) "NONSTATUTORY STOCK OPTION" shall mean an employee stock option not described in section 422(b), 422A(b), 432(b) or 424(b) of the Code.

         (j) "PLAN" shall mean the 1996 Stock Plan of AeroGen, Inc., as in effect on the Date of Grant.

         (k) "PURCHASE PRICE" shall mean the Exercise Price multiplied by the number of Shares with respect to which this option is being exercised.

         (l) "RIGHT OF FIRST OFFER" shall mean the Company's right of first offer described in Section 7.

         (m) "SECURITIES ACT" shall mean the Securities Act of 1933, as amended.

         (n) "SHARE" shall mean one share of Stock, as adjusted in accordance with Section 11 (if applicable).

         (o) "STOCK" shall mean the Common Stock of the Company.

         (p) "SUBSIDIARY" shall mean any corporation, if the Company and/or one or more other Subsidiaries own not less than 50% of the total combined voting power of all classes of outstanding stock of such corporation. A corporation that attains the status of a Subsidiary on a date after the adoption of the Plan shall be considered a Subsidiary commencing as of such date.

         (q) "TOTAL AND PERMANENT DISABILITY" shall mean that the Optionee is unable to engage in any substantial gainful activity by reason of any medically determinable physical or mental


                                      12.

impairment which can be expected to result in death or which has lasted, or can be expected to last, for a continuous period of not less than one year.

         (r) "TRANSFEREE" shall mean any person to whom the Optionee has directly or indirectly transferred any Share acquired under this Agreement.


                                      13.

         IN WITNESS WHEREOF, the Company has caused this Agreement to be executed on its behalf by its officer duly authorized to act on behalf of the Committee, and the Optionee has personally executed this Agreement.

                                       AEROGEN, INC.


                                       By
                                          --------------------------------------
                                           Jane E. Shaw, Ph.D.

                                           Chairman and Chief Executive Officer

                                       Address:

                                           1310 Orleans Drive

                                           Sunnyvale, CA 94089


                                       OPTIONEE:

                                       -----------------------------------------


                                       Address:


                                      14.

                                    EXHIBIT A

                   ACKNOWLEDGMENT OF AND AGREEMENT TO BE BOUND

                  BY THE NONSTATUTORY STOCK OPTION AGREEMENT OF

                                 AEROGEN, INC.,

                             A DELAWARE CORPORATION


         The undersigned, as transferee of shares of AEROGEN, INC., hereby acknowledges that he has read and reviewed the terms of the Nonstatutory Stock Option Agreement of AeroGen, Inc. and hereby agrees to be bound by the terms and conditions thereof, as if the undersigned had executed said Agreement as an original party thereto.

         Dated: ______________________, 19__.


                                                --------------------------------

                                      15.

         THE OPTION GRANTED PURSUANT TO THIS INCENTIVE STOCK OPTION AGREEMENT (THE "OPTION") AND THE SHARES OF COMMON STOCK ISSUABLE UPON THE EXERCISE HEREOF HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT"), AND MAY NOT BE PLEDGED, HYPOTHECATED, SOLD, TRANSFERRED OR OTHERWISE DISPOSED OF IN THE ABSENCE OF AN EFFECTIVE REGISTRATION STATEMENT FOR THE OPTION OR THE SHARES UNDER THE SECURITIES ACT, OR AN OPINION OF COUNSEL, WHICH IS SATISFACTORY TO THE CORPORATION AND ITS COUNSEL, THAT SUCH REGISTRATION IS NOT REQUIRED.



                        1996 STOCK PLAN OF AEROGEN, INC.

                        INCENTIVE STOCK OPTION AGREEMENT

                          (ALLOWING FOR EARLY EXERCISE)


         THIS AGREEMENT is entered into as of __________, 199_ between AEROGEN, INC., a Delaware corporation (the "Company"), and _______________ (the "Optionee").

                              W I T N E S S E T H:

         WHEREAS, the Company's Board of Directors has established the 1996 Stock Plan of Aerogen, Inc., as amended, in order to provide selected Employees of the Company and its Subsidiaries with an opportunity to acquire Common Stock of the Company; and

         WHEREAS, the Committee has determined that it would be in the best interests of the Company and its stockholders to grant the Incentive Stock Option described in this Agreement to the Optionee as an inducement to enter into or remain in the service of the Company and as an incentive for extraordinary efforts during such service:

         NOW, THEREFORE, it is agreed as follows:

         1.   Grant of Option.

         (a) OPTION. On the terms and conditions stated below, the Company hereby grants to the Optionee the option to purchase __________________ Shares for the sum of $______ ($0.20) per Share, which is agreed to be 100% of the fair market value thereof on the Date of Grant. This option is intended to be an Incentive Stock Option.

         (b) STOCK PLAN. This option is granted pursuant to the Plan, a copy of which the Optionee acknowledges having received and read. The provisions of the Plan are incorporated into this Agreement by this reference.


                                       1.

         (c) STOCKHOLDER APPROVAL. This option is granted subject to approval of the Plan by the stockholders of the Company. Should the Plan not be approved by the stockholders of the Company, this grant shall be null and void.

         2. NO TRANSFER OR ASSIGNMENT OF OPTION.

         Except as otherwise provided in this Agreement, this option and the rights and privileges conferred hereby shall not be transferred, assigned, pledged or hypothecated in any way (whether by operation of law or otherwise) and shall not be subject to sale under execution, attachment or similar process. Upon any attempt to transfer, assign, pledge, hypothecate or otherwise dispose of this option, or of any right or privilege conferred hereby, contrary to the provisions hereof, or upon any attempted sale under any execution, attachment or similar process upon the rights and privileges conferred hereby, this option and the rights and privileges conferred hereby shall immediately become null and void.


         3. VESTING/RIGHT TO EXERCISE.

         (a) VESTING. This option shall vest as to 25% of the Shares on the first anniversary of the Vesting Commencement date which shall be ________, 199_ (the "Vesting Commencement Date") and 1/48th of the Shares shall vest monthly thereafter. The percentage of the total number of Shares subject to this option with respect to which this option is vested at any time after the first anniversary of the Vesting Commencement Date shall be equal to the product of 1/48 times the number of whole months that have elapsed since the Vesting Commencement Date.

         (b) PERIODS OF NONEXERCISABILITY. Any other provision of this Agreement notwithstanding, the Company shall have the right to designate one or more periods of time, each of which shall not exceed 18 consecutive months in length, during which this option shall not be exercisable if the Company determines (in its sole discretion) that such limitation on exercise could in any way facilitate a lessening of any restriction on transfer pursuant to the Securities Act or any state securities laws with respect to any issuance of securities by the Company, facilitate the registration or qualification of any securities by the Company under the Securities Act or any state securities laws, or facilitate the perfection of any exemption from the registration or qualification requirements of the Securities Act or any applicable state securities laws for the issuance or transfer of any securities. Such limitation on exercise shall not alter the vesting schedule set forth in Section 3(a) other than to limit the periods during which this option shall be


                                       2.

exercisable. The Optionee shall be notified in writing in advance of any such designation by the Company.

         (c) STOCKHOLDER APPROVAL. Any other provision of this Agreement notwithstanding, this option shall not be exercisable at any time prior to the approval of the Plan by the holders of a majority of the outstanding stock of the Company.

         4.   EXERCISE PROCEDURES.

         (a) NOTICE OF EXERCISE. The Optionee or the Optionee's representative may exercise this option by giving written notice to the Chief Financial Officer, Secretary or an Assistant Secretary of the Company pursuant to Section 12(d). The notice shall specify the election to exercise this option, the number of Shares for which it is being exercised and the form of payment. The notice shall be signed by the person or persons exercising this option. In the event that this option is being exercised by the representative of the Optionee, the notice shall be accompanied by proof (satisfactory to the Company) of the representative's right to exercise this option. The Optionee or the Optionee's representative shall deliver to the Chief Financial Officer, Secretary or Assistant Secretary of the Company, at the time of giving the notice, payment in a form permissible under Section 5 for the full amount of the Purchase Price.

         (b) ISSUANCE OF SHARES. After receiving a proper notice of exercise, the Company shall cause to be issued a certificate or certificates for the Shares as to which this option has been exercised, registered in the name of the person exercising this option (or in the names of such person and his or her spouse as community property or as joint tenants with right of survivorship). The Company shall cause such certificate or certificates to be delivered to or upon the order of the person exercising this option.

         (c) EARLY EXERCISE. Subject to the provisions of this Agreement, Optionee may elect at any time that is both (A) during the period of Optionee's Service and (B) during the term of Optionee's option, to exercise all or part of such option, including the nonvested portion of such option; provided, however, that:
                  (i) a partial exercise of such option shall be deemed to cover first vested Shares of Stock and then the earliest vesting installment of unvested Shares of Stock;


                                       3.

                  (ii) any Shares of Stock so purchased from installments that have not vested as of the date of exercise shall be subject to the purchase option in favor of the Company as described in the Company's form of Early Exercise Stock Purchase Agreement;

                  (iii) Optionee shall enter into the Company's form of Early Exercise Stock Purchase Agreement with a vesting schedule that will result in the same vesting as if no early exercise had occurred.

         5.   PAYMENT FOR STOCK.

         The entire Purchase Price may be paid in lawful money of the United States of America.


         6.   TERM AND EXPIRATION.

         (a) BASIC TERM. This option shall in any event expire on the date 10 years after the Date of Grant.
         (b) TERMINATION OF SERVICE (EXCEPT BY DEATH). If the Optionee's service as an Employee terminates for any reason other than death, then this option shall expire on the earliest of the following occasions:

                  (i)      The expiration date determined pursuant to subsection
         (a) above;

                  (ii) The date 90 days after the termination of the Optionee's service as an Employee for any reason other than Total and Permanent Disability; or

                  (iii) The date six months after the termination of the Optionee's service as an Employee by reason of Total and Permanent Disability.

The Optionee may exercise all or part of this option at any time before its expiration under the preceding sentence, but only to the extent that this option had become exercisable before the Optionee's service terminated. The balance of this option shall lapse when the Optionee's service as an Employee terminates. In the event that the Optionee dies after the termination of service but before the expiration of this option, all or part of this option may be exercised (prior to expiration) by the executors or administrators of the Optionee's estate or by any person who has acquired this option directly from the Optionee by bequest or inheritance, but only to the extent that this option had become exercisable before the Optionee's service terminated.

         (c) DEATH OF OPTIONEE. If the Optionee dies as an Employee, then this option shall expire on the earlier of the following dates:


                                       4.

         (i) The expiration date determined pursuant to subsection (a) above; or

         (ii)     The date six months after the Optionee's death.


All or part of this option may be exercised at any time before its expiration under the preceding sentence by the executors or administrators of the Optionee's estate or by any person who has acquired this option directly from the Optionee by bequest or inheritance, but only to the extent that this option had become exercisable before the Optionee's death. The balance of this option shall lapse when the Optionee dies.

         (d) LEAVES OF ABSENCE. For purposes of this Section 6, the Employee relationship shall be deemed to continue during any period when the Optionee is on military leave, sick leave or other bona fide leave of absence (to be determined in the sole discretion of the Committee). However, if the Optionee's reemployment rights are not guaranteed by statute or by contract, then the Employee relationship shall not be deemed to continue beyond the 90th day of such period.

         7.   THE COMPANY'S RIGHT OF FIRST OFFER.

         In the event that the Optionee proposes to sell, pledge or otherwise transfer to any person any Shares acquired under this Agreement, or any interest in such Shares, such Shares shall first be offered to the Company as follows:

         (a) The Optionee shall promptly deliver a notice ("Notice") to the Company stating (i) Optionee's bona fide intention to sell or transfer such Shares, (ii) the number of such Shares to be sold or transferred, and the basic terms and conditions of such sale or transfer, (iii) the price for which Optionee proposes to sell or transfer such Shares, (iv) the name of the proposed purchaser or transferee, and (v) proof satisfactory to the Company that the proposed sale or transfer will not violate any applicable federal or state securities laws. The Notice shall be signed by both Optionee and the proposed purchaser or transferee and must constitute a binding commitment subject to the Company's rights of first offer as set forth herein.
         (b) Within 30 days after receipt of the Notice, the Company may elect to purchase all of the Shares to which the Notice refers, at the price per Share specified in the Notice. If the Company elects not to purchase all such Shares, the Company may assign its right to purchase all such Shares. The assignees may elect within 30 days after receipt by the Company of the Notice to purchase all Shares to which the Notice refers, at the price per Share specified in the Notice. An election to purchase shall be made by written notice to Optionee. Payment for all


                                       5.

Shares elected to be purchased pursuant to this Section 7 shall be made within 30 days of the receipt by the Company of the Notice.
         (c) If the Shares to which the Notice refers are not elected to be purchased, as provided in subsection 7(b) above, the Optionee may sell the Shares to any person named in the Notice at the price specified in the Notice, provided that such sale or transfer is consummated within three months of the date of said Notice to the Company, and provided, further, that any such sale is made in compliance with applicable federal and state securities laws and not in violation of any other contractual restrictions to which the Optionee is bound. The third-party Transferee shall acquire the Shares of Stock free and clear of the Company's right of first offer.
         (d) Any proposed transfer on terms and conditions different from those set forth in the notice of transfer, as well as any subsequent proposed transfer, shall again be subject to the Company's right of first offer and shall require compliance with the procedures described in this Section 7.
         (e) Optionee agrees to cooperate affirmatively with the Company, to the extent reasonably requested by the Company, to enforce rights and obligations pursuant to this Agreement.
         (f) Notwithstanding the above, neither the Company nor any assignee of the Company under this Section 7 shall have any right under this Section 7 at any time subsequent to the closing of a public offering of the common stock of the Company pursuant to a registration statement declared effective under the Securities Act of 1933.
         (g) This Section 7 shall not apply to a transfer by will or intestate succession, provided that the Transferee agrees in writing to be bound by the terms of this Agreement.
         (h) If the Company makes available, at the time and place and in the amount and form provided in this Agreement, the consideration for the Shares to be purchased in accordance with the provisions of this Section 7, then from and after such time the person from whom such Shares are to be purchased shall no longer have any rights as a holder of such Shares (other than the right to receive payment of such consideration in accordance with this Agreement). Such Shares shall be deemed to have been purchased in accordance with the applicable provisions hereof, whether or not the certificate(s) therefor have been delivered as required by this Agreement.


                                       6.

         (i) The Optionee shall have the right to transfer all or any portion of Optionee's interest in the Shares issued under this Agreement which have been delivered to Optionee, to a trust established by the Optionee for the benefit of Optionee, Optionee's spouse or children, without being subject to the provisions of this Section 7, provided that the trustee on behalf of the trust shall agree in writing to be bound by the terms and conditions of this Agreement. The transferee shall execute a copy of the attached Exhibit A and file the same with the Secretary of the Company.
         (j) All certificates representing the Shares issued upon exercise of this Option shall, where applicable, have endorsed thereon the following legend:

                  "THE SHARES REPRESENTED BY THIS CERTIFICATE ARE SUBJECT TO CERTAIN RESTRICTIONS ON TRANSFER AND OPTIONS TO PURCHASE SUCH SHARES SET FORTH IN AN AGREEMENT BETWEEN AEROGEN, INC. AND THE REGISTERED HOLDER, OR SUCH HOLDER'S PREDECESSOR IN INTEREST. SUCH AGREEMENT IMPOSES CERTAIN TRANSFER RESTRICTIONS AND GRANTS CERTAIN RIGHTS OF FIRST OFFER TO THE CORPORATION (OR ITS ASSIGNS) UPON THE SALE OF THE SHARES. A COPY OF SUCH AGREEMENT IS ON FILE AT THE PRINCIPAL OFFICE OF THE CORPORATION AND WILL BE FURNISHED UPON WRITTEN REQUEST TO THE CHIEF FINANCIAL OFFICER, SECRETARY OR ASSISTANT SECRETARY OF THE CORPORATION BY THE HOLDER OF RECORD OF THE SHARES REPRESENTED BY THIS CERTIFICATE."


         8.   LEGALITY OF INITIAL ISSUANCE.

         No Shares shall be issued upon the exercise of this option unless and until the Company has determined that:

         (a) It and the Optionee have taken any actions required to register the Shares under the Securities Act or to perfect an exemption from the registration requirements thereof;
         (b) Any applicable listing requirement of any stock exchange on which Stock is listed has been satisfied; and
         (c) Any other applicable provision of state or federal law has been satisfied.


                                       7.

         9.   NO REGISTRATION RIGHTS.

         The Company may, but shall not be obligated to, register or qualify the sale of Shares under the Securities Act or any other applicable law. The Company shall not be obligated to take any affirmative action in order to cause the sale of Shares under this Agreement to comply with any law.

         10. RESTRICTIONS ON TRANSFER OF SHARES.

         (a) RESTRICTIONS. Regardless of whether the offering and sale of Shares under the Plan have been registered under the Securities Act or have been registered or qualified under the securities laws of any state, the Company may impose restrictions upon the sale, pledge or other transfer of such Shares (including the placement of appropriate legends on stock certificates) if, in the judgment of the Company and its counsel, such restrictions are necessary or desirable in order to achieve compliance with the provisions of the Securities Act, the securities laws of any state or any other law.
         (b) INVESTMENT INTENT AT GRANT. The Optionee represents and agrees that the Shares to be acquired upon exercising this option will be acquired for investment, and not with a view to the sale or distribution thereof.
         (c) INVESTMENT INTENT AT EXERCISE. In the event that the sale of Shares under the Plan is not registered under the Securities Act but an exemption is available which requires an investment representation or other representation, the Optionee shall represent and agree at the time of exercise that the Shares being acquired upon exercising this option are being acquired for investment, and not with a view to the sale or distribution thereof, and shall make such other representations as are deemed necessary or appropriate by the Company and its counsel.
         (d) LEGEND. All certificates evidencing Shares acquired under this Agreement in an unregistered transaction shall bear the following restrictive legend (and such other restrictive legends as are required or deemed advisable under the provisions of any applicable law):

         "THE SHARES REPRESENTED HEREBY HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, AND MAY NOT BE SOLD, PLEDGED, OR OTHERWISE TRANSFERRED WITHOUT AN EFFECTIVE REGISTRATION THEREOF UNDER SUCH ACT OR AN OPINION OF COUNSEL, SATISFACTORY TO THE COMPANY AND ITS COUNSEL, THAT SUCH REGISTRATION IS NOT REQUIRED."


                                       8.

         (e) REMOVAL OF LEGENDS. If, in the opinion of the Company and its counsel, any legend placed on a stock certificate representing Shares sold under this Agreement is no longer required, the holder of such certificate shall be entitled to exchange such certificate for a certificate representing the same number of Shares but lacking such legend.
         (f) ADMINISTRATION. Any determination by the Company and its counsel in connection with any of the matters set forth in this Section 10 shall be conclusive and binding on the Optionee and all other persons.
         (g) MARKET STAND-OFF. Each Optionee hereby agrees that, if so requested by the Company, such Optionee shall not sell or otherwise transfer any Shares of the Company during such period following the effective date of a registration statement of the Company filed under the Securities Act as agreed to between the Company and the Underwriter's Representative(s); provided that such restriction shall only apply to the first two registration statements of the Company to become effective which include securities to be sold on behalf of the Company to the public in an underwritten offering.

         11.  SHARES AND ADJUSTMENTS.

         (a) GENERAL. In the event of a subdivision of the outstanding Shares, a declaration of a dividend payable in Shares, a declaration of a dividend payable in a form other than Shares in an amount that has a material effect on the value of Shares, a combination or consolidation of the outstanding Shares (by reclassification or otherwise) into a lesser number of Shares, a recapitalization or a similar occurrence, the Committee shall make appropriate adjustments in one or both of (i) the number of Shares covered by this option or
(ii) the Exercise Price.
         (b) MERGERS; CONSOLIDATIONS. In the event that the Company is a party to a merger or consolidation, this option shall be subject to the agreement of merger or consolidation. Such agreement shall provide for the assumption of this option by the surviving corporation or its parent or for continuation thereof by the Company (if the Company is a surviving corporation). In the event the Company is not the surviving corporation and the surviving corporation will not assume this option, the agreement of merger or consolidation will provide for payment of a cash settlement equal to the difference between the amount to be paid for one Share under this agreement and the Exercise Price or for the acceleration of the exercisability of this option


                                       9.

followed by its cancellation if not exercised, in any case without the Optionee's consent. Any cancellation shall not occur earlier than 30 days after such acceleration is effective and the Optionee has been notified of such acceleration. If this option has been outstanding for less than 12 months, a cancellation need not be preceded by an acceleration.
         (c) RESERVATION OF RIGHTS. Except as provided in this Section 11, the Optionee shall have no rights by reason of any subdivision or consolidation of shares of stock of any class, the payment of any dividend or any other increase or decrease in the number of shares of stock of any class. Any issue by the Company of shares of stock of any class, or securities convertible into shares of stock of any class, shall not affect, and no adjustment by reason thereof shall be made with respect to, the number or Exercise Price of the Shares subject to this option. The grant of this option shall not affect in any way the right or power of the Company to make adjustments, reclassifications, reorganizations or changes of its capital or business structure, to merge or consolidate or to dissolve, liquidate, sell or transfer all or any part of its business or assets.

         12.  MISCELLANEOUS PROVISIONS.

         (a) WITHHOLDING TAXES. In the event that the Company determines that it is required to withhold foreign, federal, state or local tax as a result of the exercise of this option, the Optionee, as a condition to the exercise of this option, shall make arrangements satisfactory to the Company to enable it to satisfy all withholding requirements. The Optionee shall also make arrangements satisfactory to the Company to enable it to satisfy any withholding requirements that may arise in connection with the disposition of Shares purchased by exercising this option.
         (b) RIGHTS AS A STOCKHOLDER. Neither the Optionee nor the Optionee's representative shall have any rights as a stockholder with respect to any Shares subject to this option until such Shares have been issued in the name of the Optionee or the Optionee's representative.
         (c) NO EMPLOYMENT RIGHTS. Nothing in this Agreement shall be construed as giving the Optionee the right to be retained as an Employee. The Company reserves the right to terminate the Optionee's service at any time, for any reason.
         (d) NOTICE. Any notice required by the terms of this Agreement shall be given in writing and shall be deemed effective upon personal delivery or upon deposit with the United States


                                      10.

Postal Service, by registered or certified mail with postage and fees prepaid and addressed to the party entitled to such notice at the address shown below such party's signature on this Agreement, or at such other address as such party may designate by 10 days' written notice to the other party to this Agreement.
         (e) ENTIRE AGREEMENT. This Agreement and the Plan constitute the entire contract between the parties hereto with regard to the subject matter hereof.
         (f) CHOICE OF LAW. This Agreement shall be governed by, and construed in accordance with, the laws of the State of California, as such laws are applied to contracts entered into and performed in such State. The parties agree that any action brought by either party to interpret or enforce any provision of this Agreement shall be brought in, and each party agrees to, and does hereby, submit to the jurisdictional and venue of, the appropriate state or federal court located in California.

         13.  DEFINITIONS.

         (a)  "AGREEMENT" shall mean this Incentive Stock Option Agreement.
         (b) "BOARD" shall mean the Board of Directors of the Company, as constituted from time to time.
         (c) "CODE" shall mean the Internal Revenue Code of 1986, as amended.
         (d) "COMMITTEE" shall mean the committee of the Board described in
Section 3 of the Plan or, if none has been appointed, the full Board.
         (e) "DATE OF GRANT" shall mean the date on which the Committee resolved to grant this option, which is also the date as of which this Agreement is entered into.
         (f) "EMPLOYEE" shall mean any individual who is a common-law employee of the Company or of a Subsidiary.
         (g) "EXERCISE PRICE" shall mean the amount for which one Share may be purchased upon exercise of this option, as specified in Section 1(a).
         (h) "INCENTIVE STOCK OPTION" shall mean an employee incentive stock option described in section 422A(b) of the Code.
         (i) "PLAN" shall mean the 1996 Stock Plan of Aerogen, Inc., as in effect on the Date of Grant.


                                      11.

         (j) "PURCHASE PRICE" shall mean the Exercise Price multiplied by the number of Shares with respect to which this option is being exercised.
         (k) "RIGHT OF FIRST OFFER" shall mean the Company's right of first offer described in Section 7.
         (l) "SECURITIES ACT" shall mean the Securities Act of 1933, as amended
         (m) "SHARE" shall mean one share of Stock, as adjusted in accordance with Section 11 (if applicable).
         (n) "STOCK" shall mean the Common Stock of the Company.
         (o) "SUBSIDIARY" shall mean any corporation, if the Company and/or one or more other Subsidiaries own not less than 50% of the total combined voting power of all classes of outstanding stock of such corporation. A corporation that attains the status of a Subsidiary on a date after the adoption of the Plan shall be considered a Subsidiary commencing as of such date.
         (p) "TOTAL AND PERMANENT DISABILITY" shall mean that the Optionee is unable to engage in any substantial gainful activity by reason of any medically determinable physical or mental impairment which can be expected to result in death or which has lasted, or can be expected to last, for a continuous period of not less than one year.
         (q) "TRANSFEREE" shall mean any person to whom the Optionee has directly or indirectly transferred any Share acquired under this Agreement.
         IN WITNESS WHEREOF, the Company has caused this Agreement to be executed on its behalf by its officer duly authorized to act on behalf of the Committee, and the Optionee has personally executed this Agreement.

                                  AEROGEN, INC.





                                  By
                                     ------------------------------------------

                                          Jane E. Shaw, Ph.D.

                                          Chairman and Chief Executive Officer

                                  Address:

                                          1310 Orleans Drive


                                      12.

                                          Sunnyvale, CA 94089



                                  OPTIONEE:



                                  By
                                    --------------------------------------------

                                  Address:

                                          --------------------------------------

                                          --------------------------------------


                                      13.

                                    EXHIBIT A

                   ACKNOWLEDGMENT OF AND AGREEMENT TO BE BOUND

                   BY THE INCENTIVE STOCK OPTION AGREEMENT OF

                                  AEROGEN, INC.

                             A DELAWARE CORPORATION


         The undersigned, as transferee of shares of AEROGEN, INC., hereby acknowledges that he has read and reviewed the terms of the Incentive Stock Option Agreement of Aerogen, Inc. and hereby agrees to be bound by the terms and conditions thereof, as if the undersigned had executed said Agreement as an original party thereto.


         Dated: ______________________, 19___.


                                      14.

                                  AEROGEN INC.

                     EARLY EXERCISE STOCK PURCHASE AGREEMENT
                            UNDER THE 1996 STOCK PLAN


         THIS AGREEMENT is made by and between AeroGen Inc., a Delaware corporation (the "Company"), and _______________ ("Purchaser").

                                   WITNESSETH:

         WHEREAS, Purchaser holds a stock option dated _______________ to purchase shares of common stock ("Common Stock") of the Company (the "Option") pursuant to the Company's 1996 Stock Plan (the "Plan"); and

         WHEREAS, the Option consists of a Stock Option Agreement; and

         WHEREAS, Purchaser desires to exercise the Option on the terms and conditions contained herein; and

         WHEREAS, Purchaser wishes to take advantage of the early exercise provision of the Purchaser's Option and therefore to enter into this Agreement;

         NOW, THEREFORE, IT IS AGREED between the parties as follows:

         1. INCORPORATION OF PLAN AND OPTION BY REFERENCE. This Agreement is subject to all of the terms and conditions as set forth in the Plan and the Option. If there is a conflict between the terms of this Agreement and/or the Option and the terms of the Plan, the terms of the Plan shall control. If there is a conflict between the terms of this Agreement and the terms of the Option, the terms of the Option shall control. Defined terms not explicitly defined in this Agreement but defined in the Plan shall have the same definitions as in the Plan. Defined terms not explicitly defined in this Agreement or the Plan but defined in the Option shall have the same definitions as in the Option.

         2. PURCHASE AND SALE OF COMMON STOCK.

         (a) AGREEMENT TO PURCHASE AND SELL COMMON STOCK. Purchaser hereby agrees to purchase from the Company, and the Company hereby agrees to sell to Purchaser, shares of the common stock of the Company (the "Common Stock") in accordance with the Notice of Exercise duly executed by Purchaser and attached hereto as Exhibit A.

         (b) CLOSING. The closing hereunder, including payment for and delivery of the Common Stock, shall occur at the offices of the Company immediately following the execution of this Agreement, or at such other time and place as the parties may mutually agree; PROVIDED,


                                       1.

HOWEVER, that if stockholder approval of the Plan is required before the Option may be exercised, then the Option may not be exercised, and the closing shall be delayed, until such stockholder approval is obtained. If such stockholder approval is not obtained within the time limit specified in the Plan, then this Agreement shall be null and void.

         3.   UNVESTED SHARE REPURCHASE OPTION

         (a) REPURCHASE OPTION. In the event Purchaser's Service terminates, then the Company shall have an irrevocable option (the "Repurchase Option") for a period of ninety (90) days after said termination (or in the case of shares issued upon exercise of the Option after such date of termination, within ninety
(90) days after the date of the exercise), or such longer period as may be agreed to by the Company and the Purchaser, to repurchase from Purchaser or Purchaser's personal representative, as the case may be, those shares that Purchaser received pursuant to the exercise of the Option that have not as yet vested as of such termination date in accordance with the Vesting Schedule indicated on Purchaser's Stock Option Agreement (the "Unvested Shares").

         (b) SHARES REPURCHASABLE AT PURCHASER'S ORIGINAL EXERCISE PRICE. The Company may repurchase all or any of the Unvested Shares at a price ("Option Price") equal to the Purchaser's Exercise Price for such shares as indicated on Purchaser's Stock Option Agreement.

         4. EXERCISE OF REPURCHASE OPTION. The Repurchase Option shall be exercised by written notice signed by an Officer of the Company and delivered or mailed as provided herein. Such notice shall identify the number of shares of Common Stock to be purchased and shall notify Purchaser of the time, place and date for settlement of such purchase, which shall be scheduled by the Company within the term of the Repurchase Option set forth above. The Company shall be entitled to pay for any shares of Common Stock purchased pursuant to its Repurchase Option at the Company's option in cash or by offset against any indebtedness owing to the Company by Purchaser (including without limitation any Note given in payment for the Common Stock), or by a combination of both. Upon delivery of such notice and payment of the purchase price in any of the ways described above, the Company shall become the legal and beneficial owner of the Common Stock being repurchased and all rights and interest therein or related thereto, and the Company shall have the right to transfer to its own name the Common Stock being repurchased by the Company, without further action by Purchaser.

         5. CAPITALIZATION ADJUSTMENTS TO COMMON STOCK. In the event of a "capitalization adjustment" affecting the Company's outstanding Common Stock as a class as designated in Section 9(a) of the Plan, then any and all new, substituted or additional securities or other property to which Purchaser is entitled by reason of Purchaser's ownership of Common Stock shall be immediately subject to the Repurchase Option and be included in the word


                                       2.

"Common Stock" for all purposes of the Repurchase Option with the same force and effect as the shares of the Common Stock presently subject to the Repurchase Option, but only to the extent the Common Stock is, at the time, covered by such Repurchase Option. While the total Option Price shall remain the same after each such event, the Option Price per share of Common Stock upon exercise of the Repurchase Option shall be appropriately adjusted.

         6. REORGANIZATION. In the event of a "Reorganization" as designated in
Section 9(b) of the Plan, then the Repurchase Option may be assigned by the Company to the successor of the Company (or such successor's parent company), if any, in connection with such Reorganization. To the extent the Repurchase Option remains in effect following such Reorganization, it shall apply to the new capital stock or other property received in exchange for the Common Stock in consummation of the Reorganization, but only to the extent the Common Stock was at the time covered by such right. Appropriate adjustments shall be made to the price per share payable upon exercise of the Repurchase Option to reflect the Reorganization upon the Company's capital structure; provided, however, that the aggregate Option Price shall remain the same.

         7. ESCROW OF UNVESTED COMMON STOCK. As security for Purchaser's faithful performance of the terms of this Agreement and to insure the availability for delivery of Purchaser's Common Stock upon exercise of the Repurchase Option herein provided for, Purchaser agrees, at the closing hereunder, to deliver to and deposit with the Secretary of the Company or the Secretary's designee ("Escrow Agent"), as Escrow Agent in this transaction, three (3) stock assignments duly endorsed (with date and number of shares blank) in the form attached hereto as Exhibit B, together with a certificate or certificates evidencing all of the Common Stock subject to the Repurchase Option; said documents are to be held by the Escrow Agent and delivered by said Escrow Agent pursuant to the Joint Escrow Instructions of the Company and Purchaser set forth in Exhibit C, attached hereto and incorporated by this reference, which instructions also shall be delivered to the Escrow Agent at the closing hereunder.

         8. RIGHTS OF PURCHASER. Subject to the provisions of the Option, Purchaser shall exercise all rights and privileges of a stockholder of the Company with respect to the shares deposited in escrow. Purchaser shall be deemed to be the holder of the shares for purposes of receiving any dividends that may be paid with respect to such shares and for purposes of exercising any voting rights relating to such shares, even if some or all of such shares have not yet vested and been released from the Company's Repurchase Option.

         9. LIMITATIONS ON TRANSFER. In addition to any other limitation on transfer created by applicable securities laws, Purchaser shall not sell, assign, hypothecate, donate, encumber or otherwise dispose of any interest in the Common Stock while the Common Stock is subject to the Repurchase Option. After any Common Stock has been released from the Repurchase Option, Purchaser shall not sell, assign, hypothecate, donate, encumber or otherwise dispose of any interest in the Common Stock except in compliance with the provisions herein and applicable securities laws. Furthermore, the Common Stock shall be subject to any right of first refusal in favor of the Company or its assignees that may be contained in the Company's Bylaws.


                                       3.

         10. RESTRICTIVE LEGENDS. All certificates representing the Common Stock shall have endorsed thereon legends in substantially the following forms (in addition to any other legend which may be required by other agreements between the parties hereto):

         (a) "THE SHARES REPRESENTED BY THIS CERTIFICATE ARE SUBJECT TO AN OPTION SET FORTH IN AN AGREEMENT BETWEEN THE COMPANY AND THE REGISTERED HOLDER, OR SUCH HOLDER'S PREDECESSOR IN INTEREST, A COPY OF WHICH IS ON FILE AT THE PRINCIPAL OFFICE OF THIS COMPANY. ANY TRANSFER OR ATTEMPTED TRANSFER OF ANY SHARES SUBJECT TO SUCH OPTION IS VOID WITHOUT THE PRIOR EXPRESS WRITTEN CONSENT OF THE COMPANY."

         (b) "THE SHARES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933 AS AMENDED. THEY MAY NOT BE SOLD, OFFERED FOR SALE, PLEDGED OR HYPOTHECATED IN THE ABSENCE OF AN EFFECTIVE REGISTRATION STATEMENT AS TO THE SECURITIES UNDER SAID ACT OR AN OPINION OF COUNSEL SATISFACTORY TO THE COMPANY THAT SUCH REGISTRATION IS NOT REQUIRED."

         (c) "THE SHARES REPRESENTED BY THIS CERTIFICATE ARE SUBJECT TO A RIGHT OF FIRST REFUSAL OPTION IN FAVOR OF THE COMPANY AND/OR ITS ASSIGNEE(S) AS PROVIDED IN THE BYLAWS OF THE COMPANY."

         (d) Any legend required by appropriate blue sky officials.

         11. INVESTMENT REPRESENTATIONS. In connection with the purchase of the Common Stock, Purchaser represents to the Company the following:

         (a) Purchaser is aware of the Company's business affairs and financial condition and has acquired sufficient information about the Company to reach an informed and knowledgeable decision to acquire the Common Stock. Purchaser is acquiring the Common Stock for investment for Purchaser's own account only and not with a view to, or for resale in connection with, any "distribution" thereof within the meaning of the Securities Act of 1933.

         (b) Purchaser understands that the Common Stock has not been registered under the Securities Act of 1933 by reason of a specific exemption therefrom, which exemption depends upon, among other things, the bona fide nature of Purchaser's investment intent as expressed herein.


                                       4.

         (c) Purchaser further acknowledges and understands that the Common Stock must be held indefinitely unless the Common Stock is subsequently registered under the Securities Act of 1933 or an exemption from such registration is available. Purchaser further acknowledges and understands that the Company is under no obligation to register the Common Stock. Purchaser understands that the certificate evidencing the Common Stock will be imprinted with a legend that prohibits the transfer of the Common Stock unless the Common Stock is registered or such registration is not required in the opinion of counsel for the Company.

         (d) Purchaser is familiar with the provisions of Rules 144 and 701, under the Securities Act of 1933, as in effect from time to time, which, in substance, permit limited public resale of "restricted securities" acquired, directly or indirectly, from the issuer thereof (or from an affiliate of such issuer), in a non-public offering subject to the satisfaction of certain conditions. Rule 701 provides that if the issuer qualifies under Rule 701 at the time of issuance of the securities, such issuance will be exempt from registration under the Securities Act of 1933. In the event the Company becomes subject to the reporting requirements of Section 13 or 15(d) of the Securities Exchange Act of 1934, the securities exempt under Rule 701 may be sold by Purchaser ninety (90) days thereafter, subject to the satisfaction of certain of the conditions specified by Rule 144 and the market stand-off provision described in Section 12 below.

         (e) In the event that the sale of the Common Stock does not qualify under Rule 701 at the time of purchase, then the Common Stock may be resold by Purchaser in certain limited circumstances subject to the provisions of Rule 144, which requires, among other things: (i) the availability of certain public information about the Company and (ii) the resale occurring following the required holding period under Rule 144 after the Purchaser has purchased, and made full payment of (within the meaning of Rule 144), the securities to be sold.

         (f) Purchaser further understands that at the time Purchaser wishes to sell the Common Stock there may be no public market upon which to make such a sale, and that, even if such a public market then exists, the Company may not be satisfying the current public information requirements of Rule 144 or 701, and that, in such event, Purchaser would be precluded from selling the Common Stock under Rule 144 or 701 even if the minimum holding period requirement had been satisfied.


                                       5.

         12. MARKET STAND-OFF AGREEMENT. By exercising the Option Purchaser agrees that the Company (or a representative of the underwriters) may, in connection with any underwritten registration of the offering of any securities of the Company under the Securities Act of 1933, require that the Purchaser not sell, dispose of, transfer, make any short sale of, grant any option for the purchase of, or enter into any hedging or similar transaction with the same economic effect as a sale, any shares of Common Stock or other securities of the Company held by Purchaser, for a period of time specified by the underwriter(s) (not to exceed one hundred eighty (180) days) following the effective date of the registration statement of the Company filed under the Securities Act of 1933. Purchaser further agrees to execute and deliver such other agreements as may be reasonably requested by the Company and/or the underwriter(s) that are consistent with the foregoing or that are necessary to give further effect thereto. In order to enforce the foregoing covenant, the Company may impose stop-transfer instructions with respect to Purchaser's Common Stock until the end of such period.

         13. SECTION 83(b) ELECTION. Purchaser understands that Section 83(a) of the Code, taxes as ordinary income the difference between the amount paid for the Common Stock and the fair market value of the Common Stock as of the date any restrictions on the Common Stock lapse. In this context, "restriction" includes the right of the Company to buy back the Common Stock pursuant to the Repurchase Option set forth above. Purchaser understands that Purchaser may elect to be taxed at the time the Common Stock is purchased, rather than when and as the Repurchase Option expires, by filing an election under Section 83(b) (an "83(b) Election") of the Code with the Internal Revenue Service within thirty (30) days from the date of purchase. Even if the fair market value of the Common Stock at the time of the execution of this Agreement equals the amount paid for the Common Stock, the 83(b) Election must be made to avoid income under
Section 83(a) in the future. Purchaser understands that failure to file such an 83(b) Election in a timely manner may result in adverse tax consequences for Purchaser. Purchaser further understands that Purchaser must file an additional copy of such 83(b) Election with his or her federal income tax return for the calendar year in which the date of this Agreement falls. Purchaser acknowledges that the foregoing is only a summary of the effect of United States federal income taxation with respect to purchase of the Common Stock hereunder, and does not purport to be complete. Purchaser further acknowledges that the Company has directed Purchaser to seek independent advice regarding the applicable provisions of the Code, the income tax laws of any municipality, state or foreign country in which Purchaser may reside, and the tax consequences of Purchaser's death. Purchaser assumes all responsibility for filing an 83(b) Election and paying all taxes resulting from such election or the lapse of the restrictions on the Common Stock.

         14. REFUSAL TO TRANSFER. The Company shall not be required (a) to transfer on its books any shares of Common Stock of the Company which shall have been transferred in violation of any of the provisions set forth in this Agreement or (b) to treat as owner of such shares or to accord the right to vote as such owner or to pay dividends to any transferee to whom such shares shall have been so transferred.

         15. NO EMPLOYMENT RIGHTS. This Agreement is not an employment contract and nothing in this Agreement shall affect in any manner whatsoever the right or power of the


                                       6.

Company (or a parent or subsidiary of the Company) to terminate Purchaser's employment for any reason at any time, with or without cause and with or without notice.

         16.  MISCELLANEOUS.

         (a) NOTICES. Any notice required or permitted hereunder shall be given in writing and shall be deemed effectively given upon personal delivery or sent by telegram or fax or upon deposit in the United States Post Office, by registered or certified mail with postage and fees prepaid, addressed to the other party hereto at such party's address hereinafter shown below its signature or at such other address as such party may designate by ten (10) days' advance written notice to the other party hereto.

         (b) SUCCESSORS AND ASSIGNS. This Agreement shall inure to the benefit of the successors and assigns of the Company and, subject to the restrictions on transfer herein set forth, be binding upon Purchaser, Purchaser's successors, and assigns. The Company may assign the Repurchase Option hereunder at any time or from time to time, in whole or in part.

         (c) ATTORNEYS' FEES; SPECIFIC PERFORMANCE. Purchaser shall reimburse the Company for all costs incurred by the Company in enforcing the performance of, or protecting its rights under, any part of this Agreement, including reasonable costs of investigation and attorneys' fees. It is the intention of the parties that the Company, upon exercise of the Repurchase Option and payment of the Option Price, pursuant to the terms of this Agreement, shall be entitled to receive the Common Stock, in specie, in order to have such Common Stock available for future issuance without dilution of the holdings of other stockholders. Furthermore, it is expressly agreed between the parties that money damages are inadequate to compensate the Company for the Common Stock and that the Company shall, upon proper exercise of the Repurchase Option, be entitled to specific enforcement of its rights to purchase and receive said Common Stock.

         (d) GOVERNING LAW; VENUE. This Agreement shall be governed by and construed in accordance with the laws of the State of California. The parties agree that any action brought by either party to interpret or enforce any provision of this Agreement shall be brought in, and each party agrees to, and does hereby, submit to the jurisdiction and venue of, the appropriate state or federal court for the district encompassing the Company's principal place of business.

         (e) FURTHER EXECUTION. The parties agree to take all such further action(s) as may reasonably be necessary to carry out and consummate this Agreement as soon as practicable, and


                                       7.

to take whatever steps may be necessary to obtain any governmental approval in connection with or otherwise qualify the issuance of the securities that are the subject of this Agreement.

         (f) INDEPENDENT COUNSEL. Purchaser acknowledges that this Agreement has been prepared on behalf of the Company by Cooley Godward LLP, counsel to the Company and that Cooley Godward LLP does not represent, and is not acting on behalf of, Purchaser. Purchaser has been provided with an opportunity to consult with Purchaser's own counsel with respect to this Agreement.

         (g) ENTIRE AGREEMENT; AMENDMENT. This Agreement constitutes the entire agreement between the parties with respect to the subject matter hereof and supersedes and merges all prior agreements or understandings, whether written or oral. This Agreement may not be amended, modified or revoked, in whole or in part, except by an agreement in writing signed by each of the parties hereto.

         (h) SEVERABILITY. If one or more provisions of this Agreement are held to be unenforceable under applicable law, the parties agree to renegotiate such provision in good faith. In the event that the parties cannot reach a mutually agreeable and enforceable replacement for such provision, then (i) such provision shall be excluded from this Agreement, (ii) the balance of the Agreement shall be interpreted as if such provision were so excluded and (iii) the balance of the Agreement shall be enforceable in accordance with its terms.

         (i) COUNTERPARTS. This Agreement may be executed in two or more counterparts, each of which shall be deemed an original and all of which together shall constitute one instrument.

         IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of _______________.

                                  AEROGEN INC.



                                  By
                                     -------------------------------------------

                                  Title
                                       -----------------------------------------

                                  Address: 1310 Orleans Drive
                                           Sunnyvale, California 94089


                                       8.

                                                 -------------------------------
                                                 Purchaser

                                  Address:
                                                 -------------------------------

                                                 -------------------------------

ATTACHMENTS:

Exhibit A                  Notice of Exercise
Exhibit B                  Assignment Separate from Certificate
Exhibit C                  Joint Escrow Instructions


                                       9.

                                    EXHIBIT A

                               NOTICE OF EXERCISE

                                    EXHIBIT B

                   STOCK ASSIGNMENT SEPARATE FROM CERTIFICATE

                   STOCK ASSIGNMENT SEPARATE FROM CERTIFICATE



         FOR VALUE RECEIVED, _______________________ hereby sells, assigns and transfers unto AeroGen Inc., a Delaware corporation (the "Company"), pursuant to the Repurchase Option under that certain Early Exercise Stock Purchase Agreement, dated _______________ by and between the undersigned and the Company (the "Agreement"), _______________ (_______________) shares of Common Stock of the Company standing in the undersigned's name on the books of the Company represented by Certificate No(s). _______________ and does hereby irrevocably constitute and appoint the Company's Secretary attorney to transfer said Common Stock on the books of the Company with full power of substitution in the premises. This Assignment may be used only in accordance with and subject to the terms and conditions of the Agreement, in connection with the repurchase of shares of Common Stock issued to the undersigned pursuant to the Agreement, and only to the extent that such shares remain subject to the Company's Repurchase Option under the Agreement.


Dated: _______________


                                   ---------------------------------------------
                                   (Signature)


                                   ---------------------------------------------
                                  (Print Name)

(INSTRUCTION: Please do not fill in any blanks other than the "Signature" line and the "Print Name" line.)

                                    EXHIBIT C

                            JOINT ESCROW INSTRUCTIONS

                            JOINT ESCROW INSTRUCTIONS


Secretary
AeroGen Inc.
1310 Orleans Drive
Sunnyvale, CA 94089

Dear Sir or Madam:

         As Escrow Agent for both AeroGen Inc., a Delaware corporation ("Company"), and the undersigned purchaser of Common Stock of the Company ("Purchaser"), you are hereby authorized and directed to hold the documents delivered to you pursuant to the terms of that certain Early Exercise Stock Purchase Agreement ("Agreement"), dated _______________ to which a copy of these Joint Escrow Instructions is attached as Exhibit C, in accordance with the following instructions:

         1. In the event the Company or an assignee shall elect to exercise the Repurchase Option set forth in the Agreement, the Company or its assignee will give to Purchaser and you a written notice specifying the number of shares of Common Stock to be purchased, the purchase price, and the time for a closing hereunder at the principal office of the Company. Purchaser and the Company hereby irrevocably authorize and direct you to close the transaction contemplated by such notice in accordance with the terms of said notice.

         2. At the closing you are directed (a) to date any stock assignments necessary for the transfer in question, (b) to fill in the number of shares being transferred, and (c) to deliver same, together with the certificate evidencing the shares of Common Stock to be transferred, to the Company against the simultaneous delivery to you of the purchase price (which may include suitable acknowledgment of cancellation of indebtedness) of the number of shares of Common Stock being purchased pursuant to the exercise of the Repurchase Option.

         3. Purchaser irrevocably authorizes the Company to deposit with you any certificates evidencing shares of Common Stock to be held by you hereunder and any additions and substitutions to said shares as specified in the Agreement. Purchaser does hereby irrevocably constitute and appoint you as the Purchaser's attorney-in-fact and agent for the term of this escrow to execute with respect to such securities and other property all documents of assignment and/or transfer and all stock certificates necessary or appropriate to make all securities negotiable and complete any transaction herein contemplated.

         4. This escrow shall terminate upon expiration or exercise in full of the Repurchase Option, whichever occurs first.

         5. If at the time of termination of this escrow you should have in your possession any documents, securities, or other property belonging to Purchaser, you shall deliver all of same to Purchaser and shall be discharged of all further obligations hereunder; PROVIDED, HOWEVER, that if at the time of termination of this escrow you are advised by the Company that the property


                                       1.

subject to this escrow is the subject of a pledge or other security agreement, you shall deliver all such property to the pledgeholder or other person designated by the Company.

         6. Except as otherwise provided in these Joint Escrow Instructions, your duties hereunder may be altered, amended, modified or revoked only by a writing signed by all of the parties hereto.

         7. You shall be obligated only for the performance of such duties as are specifically set forth herein and may rely and shall be protected in relying or refraining from acting on any instrument reasonably believed by you to be genuine and to have been signed or presented by the proper party or parties or their assignees. You shall not be personally liable for any act you may do or omit to do hereunder as Escrow Agent or as attorney-in-fact for Purchaser while acting in good faith and any act done or omitted by you pursuant to the advice of your own attorneys shall be conclusive evidence of such good faith.

         8. You are hereby expressly authorized to disregard any and all warnings given by any of the parties hereto or by any other person or corporation, excepting only orders or process of courts of law, and are hereby expressly authorized to comply with and obey orders, judgments or decrees of any court. In case you obey or comply with any such order, judgment or decree of any court, you shall not be liable to any of the parties hereto or to any other person, firm or corporation by reason of such compliance, notwithstanding any such order, judgment or decree being subsequently reversed, modified, annulled, set aside, vacated or found to have been entered without jurisdiction.

         9. You shall not be liable in any respect on account of the identity, authority or rights of the parties executing or delivering or purporting to execute or deliver the Agreement or any documents or papers deposited or called for hereunder.

         10. You shall not be liable for the outlawing of any rights under any statute of limitations with respect to these Joint Escrow Instructions or any documents deposited with you.

         11. Your responsibilities as Escrow Agent hereunder shall terminate if you shall cease to be Secretary of the Company or if you shall resign by written notice to each party. In the event of any such termination, the Company may appoint any officer or assistant officer of the Company as successor Escrow Agent and Purchaser hereby confirms the appointment of such successor or successors as the Purchaser's attorney-in-fact and agent to the full extent of your appointment.

         12. If you reasonably require other or further instruments in connection with these Joint Escrow Instructions or obligations in respect hereto, the necessary parties hereto shall join in furnishing such instruments.

         13. It is understood and agreed that should any dispute arise with respect to the delivery and/or ownership or right of possession of the securities, you are authorized and directed to retain in your possession without liability to anyone all or any part of said securities until such dispute shall have been settled either by mutual written agreement of the parties concerned or by


                                       2.

a final order, decree or judgment of a court of competent jurisdiction after the time for appeal has expired and no appeal has been perfected, but you shall be under no duty whatsoever to institute or defend any such proceedings.

         14. Any notice required or permitted hereunder shall be given in writing and shall be deemed effectively given upon personal delivery, including delivery by express courier or five days after deposit in the United States Post Office, by registered or certified mail with postage and fees prepaid, addressed to each of the other parties hereunto entitled at the following addresses, or at such other addresses as a party may designate by ten days' advance written notice to each of the other parties hereto:

         COMPANY:          AeroGen Inc.
                           1310 Orleans Drive
                           Sunnyvale, CA 94089

         PURCHASER:
                           ------------------------------------
                           ------------------------------------
                           ------------------------------------

         ESCROW AGENT:     Secretary
                           AeroGen Inc.
                           1310 Orleans Drive
                           Sunnyvale, CA 94089

         15. By signing these Joint Escrow Instructions you become a party hereto only for the purpose of said Joint Escrow Instructions; you do not become a party to the Agreement.

         16. You shall be entitled to employ such legal counsel and other experts (including without limitation the firm of Cooley Godward LLP) as you may deem necessary properly to advise you in connection with your obligations hereunder. You may rely upon the advice of such counsel, and may pay such counsel reasonable compensation therefor. The Company shall be responsible for all fees generated by such legal counsel in connection with your obligations hereunder.

         17. This instrument shall be binding upon and inure to the benefit of the parties hereto and their respective successors and permitted assigns. It is understood and agreed that references to "you" or "your" herein refer to the original Escrow Agent and to any and all successor Escrow Agents. It is understood and agreed that the Company may at any time or from time to time assign its rights under the Agreement and these Joint Escrow Instructions in whole or in part.


                                       3.

         18. This Agreement shall be governed by and interpreted and determined in accordance with the laws of the State of California, as such laws are applied by California courts to contracts made and to be performed entirely in California by residents of that state.

                                  Very truly yours,

                                  AEROGEN INC.



                                  By
                                    --------------------------------------------

                                  Title
                                       -----------------------------------------


                                  PURCHASER:


                                  ----------------------------------------------


ESCROW AGENT:


-----------------------------


                                      4.